UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09297

Nuveen Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents
Chair’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Fund Leverage	9
Common Share Information	11
Risk Considerations	13
Performance Overview and Holding Summaries	14
Shareholder Meeting Report	18
Report of Independent Registered Public Accounting Firm	19
Portfolios of Investments	20
Statement of Assets and Liabilities	104
Statement of Operations	105
Statement of Changes in Net Assets	106
Statement of Cash Flows	107
Financial Highlights	108
Notes to Financial Statements	111
Additional Fund Information	125
Glossary of Terms Used in this Report	126
Reinvest Automatically, Easily and Conveniently	128
Annual Investment Management Agreement Approval Process	129
Board Members & Officers	137

Chair’s Letter

to Shareholders

Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth
Chair of the Board
December 23, 2019

Portfolio Manager’s Comments
Nuveen Quality Municipal Income Fund (NAD)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Christopher L. Drahn, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two national Funds.
During May 2019, the Board of Trustees approved the merger of the Nuveen Texas Quality Municipal Income Fund (NTX) into the acquiring Fund, the Nuveen Quality Municipal Income Fund (NAD) and the Nuveen North Carolina Quality Municipal Income Fund (NNC) into the acquiring Fund the Nuveen AMT-Free Quality Municipal Income Fund (NEA). Shareholders approved the merger of NNC into NEA during October 2019 and the mergers were completed prior to the open of business on November 18, 2019 (subsequent to the close of this reporting period). The merger of NTX into NAD is pending shareholder approval.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. At the start of the reporting period, the prevailing economic outlook was generally positive and the Fed had been increasing its main policy interest rate, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, senti-

ment shifted sharply at the end of 2018, causing a reversal in market conditions. Interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, particularly from the 2-year to 20-year segment. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 so far have been mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide totaled $378.2 billion in this reporting period, a 6.9% decrease from the issuance for the twelve-month reporting period ended October 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue. Notably, taxable municipal bond issuance has increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds has been robust. Cash flows into municipal bond funds have been consistently positive year-to-date in 2019. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2019?
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Municipal bond performance was strongly positive in the reporting period. Municipal yields fell across all maturities and the yield curve flattened, which resulted in the outperformance of longer maturity bonds over shorter maturity bonds. Positive credit conditions and strong demand for higher yielding assets and tax-exempt income helped credit spreads remain stable to improving.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. We remained comfortable with the Funds’ broad positioning, maintaining overweight allocations to lower investment grade credits and longer duration structures. The Funds continued to be overweight to the single A and BBB ratings categories and to a lesser extent to the single B category, while maintaining underweight allocations in the highest grade (AAA and AA) paper. Health care and transportation remained the Funds’ largest overweights relative to the general municipal market, while state and local general obligation (GO) bonds remained underweighted. An overweight to the pre-refunded sector increased as existing holdings were advance refunded.
To fund new purchases, we frequently used the proceeds from called or maturing bonds. NAD added incrementally to the hospital and transportation (airports, maritime ports, trains and toll roads) sectors. NAD also modestly added to bonds subject to the alternative minimum tax (AMT), many of which are in the transportation sector. (NEA does not invest in AMT bonds.) We consider the transportation sector to generally possess good credit quality and liquidity (in addition to the incremental yield from the AMT designation that many transportation sector bonds carry). Although fewer investors should find themselves subject to the AMT than in years past,

Portfolio Manager’s Comments (continued)
a surge in issuance in this sector generally prevented AMT yield spreads from narrowing on a year-over-year basis, although the incremental yield still proved advantageous for overall performance. NEA added incrementally to the health care sector.
Additionally, with the drop in market yields, the Funds modestly added 4% coupon bonds over 5% coupons. The 4% coupon bonds were offering additional yield advantages and reasonable defensiveness.
As of October 31, 2019, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2019, the total returns on common share NAV for the two Funds outperformed the returns for the national S&P Municipal Bond Index and the secondary benchmark, composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index.
Yield curve and duration positioning was the main driver of the Funds’ outperformance in this reporting period. Both Funds benefited from an overweight to longer duration bonds, which were the best performing segment, and an underweight to shorter duration bonds, which underperformed.
The Funds’ credit ratings allocations were also beneficial to performance in this reporting period. The Funds’ overweight allocations in the single A and BBB categories contributed to relative outperformance due to their price appreciation and their enhanced income relative to the general market.
Sector positioning had a relatively neutral impact on performance. Strong performance from the Funds’ overweight allocations in the health care (particularly hospitals) and toll road sectors were notable contributors. However, the overweight allocation to pre-refunded bonds was a relative drag on performance as short duration and high quality bonds underperformed in this reporting period. Nevertheless, we maintain the pre-refunded sector exposure for its income-generating purposes.
In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage had a positive impact on the total return performance of the Funds during the reporting period.
As of October 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.
	NAD	NEA
Effective Leverage*	37.35%	37.46%
Regulatory Leverage*	35.72%	35.45%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAD	$1,152,500,000	$ 632,000,000	$1,784,500,000
NEA	$ 758,000,000	$1,490,300,000	$2,248,300,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, Preferred Shares and Note 9 — Subsequent Events for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2018	$0.0535	$0.0535
December	0.0535	0.0535
January	0.0535	0.0535
February	0.0535	0.0535
March	0.0535	0.0535
April	0.0535	0.0535
May	0.0535	0.0535
June	0.0535	0.0535
July	0.0535	0.0535
August	0.0535	0.0535
September	0.0535	0.0535
October 2019	0.0535	0.0535
Total Distributions from Net Investment Income	$0.6420	$0.6420

Yields
Market Yield*	4.45%	4.52%
Tax-Equivalent Yield*	7.50%	7.59%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts

Common Share Information (continued)
of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NAD	NEA
Common shares cumulatively repurchased and retired	17,900	75,000
Common shares authorized for repurchase	20,185,000	26,270,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NAD	NEA
Common share NAV	$15.91	$15.58
Common share price	$14.42	$14.20
Premium/(Discount) to NAV	(9.37)%	(8.86)%
12-month average premium/(discount) to NAV	(11.27)%	(10.82)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Quality Municipal Income Fund (NAD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAD.
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEA.
Investment Policy Update
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

NAD	Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	15.03%	5.45%	7.18%
NAD at Common Share Price	21.78%	6.00%	7.36%
S&P Municipal Bond Index	9.07%	3.55%	4.49%
NAD Custom Blended Fund Performance Benchmark	9.33%	3.74%	4.59%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.9%
Investment Companies	0.0%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.0%

Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	158.0%
Floating Rate Obligations	(2.5)%
AMTP Shares, net of deferred
offering costs	(17.0)%
MFP Shares, net of deferred
offering costs	(18.9)%
VRDP Shares, net of deferred
offering costs	(19.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.3%
AAA	1.1%
AA	19.2%
A	41.6%
BBB	19.8%
BB or Lower	8.3%
N/R (not rated)	2.7%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	30.6%
Health Care	16.1%
Tax Obligation/Limited	13.6%
Tax Obligation/General	9.2%
U.S. Guaranteed	7.3%
Utilities	6.6%
Education and Civic Organizations	5.2%
Other	11.4%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	11.4%
Texas	10.7%
California	9.9%
Colorado	6.9%
Florida	6.1%
Ohio	5.3%
New York	4.6%
Pennsylvania	3.1%
New Jersey	2.9%
South Carolina	2.8%
Missouri	2.8%
Washington	2.6%
Arizona	2.1%
Louisiana	2.0%
Virginia	2.0%
Nevada	1.6%
Michigan	1.5%
Indiana	1.4%
Oregon	1.3%
Other	19.0%
Total	100%

NEA	Nuveen AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	14.81%	5.57%	6.17%
NEA at Common Share Price	22.78%	6.15%	6.31%
S&P Municipal Bond Index	9.07%	3.55%	4.49%
NEA Custom Blended Fund Performance Benchmark	9.33%	3.74%	4.59%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.1%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	1.3%

Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	157.1%
Floating Rate Obligations	(2.3)%
MFP Shares, net of deferred
offering costs	(23.4)%
VRDP Shares, net of deferred
offering costs	(31.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.1%
AAA	2.2%
AA	21.4%
A	37.5%
BBB	18.7%
BB or Lower	8.5%
N/R (not rated)	2.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.5%
Transportation	18.2%
Tax Obligation/Limited	15.0%
Tax Obligation/General	11.9%
U.S. Guaranteed	9.6%
Education and Civic Organizations	6.0%
Water and Sewer	5.5%
Utilities	5.3%
Consumer Staples	5.1%
Other	2.9%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.1%
Texas	8.0%
California	7.5%
Colorado	6.9%
Ohio	5.8%
Florida	4.6%
New York	4.2%
New Jersey	4.0%
Pennsylvania	3.9%
Michigan	3.3%
Nevada	3.0%
South Carolina	2.5%
Georgia	2.4%
Missouri	2.4%
Indiana	2.3%
Washington	2.1%
Wisconsin	2.0%
Minnesota	1.9%
Other	19.1%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NAD and NEA; at this meeting the shareholders were asked to elect Board Members.
	NAD		NEA
	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	161,169,523	—	215,377,445	—
Withhold	16,940,967	—	23,860,477	—
Total	178,110,490	—	239,237,922	—
Carole E. Stone
For	151,790,871	—	205,452,428	—
Withhold	26,319,619	—	33,785,494	—
Total	178,110,490	—	239,237,922	—
Margaret L. Wolff
For	161,460,629	—	215,851,155	—
Withhold	16,649,861	—	23,386,767	—
Total	178,110,490	—	239,237,922	—
William C. Hunter
For	—	17,845	—	212,483
Withhold	—	—	—	8,000
Total	—	17,845	—	220,483
Albin F. Moschner
For	—	17,845	—	220,483
Withhold	—	—	—	—
Total	—	17,845	—	220,483

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Quality Municipal Income Fund
Nuveen AMT-Free Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the “Funds”), including the portfolios of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 27, 2019

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.9% (99.9% of Total Investments)
	MUNICIPAL BONDS – 155.9% (99.9% of Total Investments)
	Alabama – 1.5% (1.0% of Total Investments)
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
$ 5,000	5.000%, 10/01/33 – AGM Insured (AMT)	10/27 at 100.00	BBB+	$ 5,942,600
5,455	5.000%, 10/01/34 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,464,721
5,550	5.000%, 10/01/35 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,569,091
17,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	24,752,700
	5.000%, 9/01/46
4,165	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	4,800,204
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44,144A
37,670	Total Alabama			48,529,316
	Alaska – 0.7% (0.5% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,736,799
3,400	5.000%, 1/01/25 (AMT)	No Opt. Call	Baa2	3,798,140
1,000	5.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,112,580
1,075	5.000%, 1/01/29 (AMT)	7/25 at 100.00	Baa2	1,191,025
300	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	328,920
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
195	4.625%, 6/01/23	11/19 at 100.00	A3	195,265
14,500	5.000%, 6/01/32	11/19 at 100.00	B3	14,519,720
22,050	Total Alaska			22,882,449
	Arizona – 3.3% (2.1% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,030,989
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	2,851,950
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	2,320,060
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A	1,590,590
2,500	5.000%, 7/01/32	7/22 at 100.00	A	2,661,450
2,335	5.000%, 7/01/36	7/22 at 100.00	A	2,473,395
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	13,092,686
	Refunding Series 2016A, 4.000%, 1/01/36
9,740	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (5)	9,986,422
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
12,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	15,234,584
	Series 2017A, 5.000%, 7/01/47 (AMT)
6,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	AA–	7,165,020
	Series 2018, 5.000%, 7/01/48 (AMT)
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion	No Opt. Call	AA	10,412,500
	Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	1,030,470
	Power Company, Series 2010A, 5.250%, 10/01/40
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding	12/25 at 100.00	AA	1,079,850
	Series 2015, 4.000%, 12/01/38 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
$ 500	5.500%, 12/01/29	No Opt. Call	BBB+	$ 649,800
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	33,340,129
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	A2	1,251,140
	University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured
722	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds,	12/19 at 100.00	N/R	720,246
	Series 2005, 6.000%, 7/01/30
88,362	Total Arizona			106,891,281
	Arkansas – 0.2% (0.1% of Total Investments)
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	4,258,000
	Steel Project, Series 2019, 4.500%, 9/01/49,144A (AMT)
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013,	12/23 at 100.00	A1	2,277,022
	4.875%, 12/01/43
6,055	Total Arkansas			6,535,022
	California – 15.4% (9.9% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA– (5)	1,539,660
	Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding
	Subordinate Lien Series 2004A:
185	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	181,751
9,015	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	8,920,793
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	916,318
	1999A, 0.000%, 10/01/37 – NPFG Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	A2	2,517,592
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	5,943,294
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	A2	1,788,075
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	132,064
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (5)	11,337,000
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (5)	3,997,175
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	A2	691,785
	Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured
	Byron Unified School District, Contra Costa County, California, General Obligation
	Bonds, Series 2007B:
60	0.000%, 8/01/32 (ETM)	No Opt. Call	A2 (5)	46,327
1,640	0.000%, 8/01/32	No Opt. Call	A2	1,172,174
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A3	2,724,173
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A3	3,100,927
2,750	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/19 at 100.00	BB+	2,757,728
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
7,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	8,301,510
	Health, Refunding Series 2016B, 5.000%, 11/15/46
22,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	26,976,483
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,275	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	2,548,273
	Health, Series 2018A, 4.000%, 11/15/42

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	$ 797,231
	System, Series 2013A, 5.000%, 7/01/37
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
790	8.266%, 8/15/51, 144A (IF) (4)	8/22 at 100.00	AA–	939,563
825	8.272%, 8/15/51, 144A (IF) (4)	8/22 at 100.00	AA–	981,329
2,140	8.272%, 8/15/51, 144A (IF) (4)	8/22 at 100.00	AA–	2,545,509
5,600	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB	6,556,928
	Series 2018A, 5.000%, 12/31/43 (AMT)
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series	2/27 at 100.00	A–	3,789,435
	2017A, 5.000%, 2/01/42
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,
	Series 2010A-1:
1,530	5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (5)	1,554,098
1,000	6.000%, 3/01/35 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (5)	1,016,530
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	920,094
	Series 2013I, 5.000%, 11/01/38
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	AA–	2,128,287
3,000	5.500%, 3/01/40	3/20 at 100.00	AA–	3,043,230
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,420,892
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	554,055
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	6,700,620
3,070	5.250%, 12/01/56,144A	6/26 at 100.00	BB–	3,464,986
5,480	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	6,430,451
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
2,640	5.750%, 7/01/30	12/19 at 100.00	CC	2,634,324
7,230	5.500%, 7/01/39	12/19 at 100.00	CC	7,084,822
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2	4,336,941
	Series 2006B, 0.000%, 8/01/26 – NPFG Insured
1,000	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A–	778,700
	Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds,	11/21 at 61.42	AA– (5)	3,026,495
	Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27
	(Pre-refunded 11/01/21)
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (5)	1,414,577
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	Aa1	4,559,160
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
3,010	El Camino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA+	2,770,765
	2002 Series 2012C, 0.000%, 8/01/25
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB–	2,384,760
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,711,946
6,480	6.000%, 1/15/49	1/24 at 100.00	BBB–	7,592,292

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	AA (5)	$ 1,625,415
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	11,488,613
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
1,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	1,360,396
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	Aa3	3,148,460
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,085,200
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,113,838
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,862,600
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage	No Opt. Call	AA+ (5)	9,790,940
	Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	4,629,900
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	A–	792,486
	Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured
90	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	AA–	104,728
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
2,000	5.000%, 5/15/41 (AMT)	5/26 at 100.00	AA–	2,330,900
20,015	5.000%, 5/15/46 (AMT)	5/26 at 100.00	AA–	23,184,976
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,523,047
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA	3,018,272
	Series 2014B, 5.000%, 7/01/43
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/21 at 100.00	Aa2	15,653,850
	2011A, 5.000%, 7/01/41
250	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	275,523
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
500	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A1 (5)	507,955
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA	7,470,803
	Bonds, Series 2011, 5.875%, 8/01/31
5,955	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	5,840,068
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	4,133,376
	Series 2009A, 7.000%, 11/01/34
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	3,448,302
	Series 2009C, 6.500%, 11/01/39
250	Natomas Union School District, Sacramento County, California, General Obligation	No Opt. Call	Baa2	261,033
	Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured
12,230	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	13,994,300
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
605	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (5)	620,579
	2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (5)	$ 16,484,750
	Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011,	5/21 at 100.00	AA+ (5)	2,670,025
	5.500%, 5/01/32 (Pre-refunded 5/01/21)
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A2 (5)	4,446,540
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
6,310	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage	No Opt. Call	AA+ (5)	6,997,853
	Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	1,109,820
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation	8/36 at 100.00	Aa3	5,874,250
	Bonds, Series 2011A, 7.350%, 8/01/41 – AGM Insured (6)
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds,	No Opt. Call	A1	4,556,500
	Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	No Opt. Call	A	2,679,515
	Project Area, Series 2011B, 0.000%, 10/01/38
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	369,560
	Series 2013A, 5.750%, 6/01/48
14,900	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	17,160,628
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
11,615	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A+	13,833,000
12,285	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A+	14,539,297
11,025	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	13,232,646
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 29.31	N/R	554,040
	Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,262,600
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44	1/25 at 100.00	BBB	17,427,929
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB	29,124,006
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 3/01/41 (AMT)	3/27 at 100.00	A	5,907,450
5,000	5.000%, 3/01/47 (AMT)	3/27 at 100.00	A	5,857,750
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 38.93	A2	2,214,383
	Refunding Series 2015, 0.000%, 8/01/43
880	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	944,856
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital	No Opt. Call	AA	1,756,465
	Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured
5,000	Solano Community College District, Solano and Yolo Counties, California, General	8/23 at 100.00	AA	5,596,100
	Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43
1,145	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	886,585
	Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured
1,175	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	770,483
	Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Project, Subordinate Lien Series 2011:
$ 1,000	6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	$ 1,110,980
1,000	6.500%, 12/01/24 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	1,113,320
1,000	6.625%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	1,115,880
1,325	6.750%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	1,481,933
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	A+	2,147,455
	Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured
2,000	West Contra Costa Unified School District, Contra Costa County, California, General	8/21 at 100.00	A+ (5)	2,141,360
	Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	3,894,375
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (6)
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (5)	4,299,960
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
468,195	Total California			494,558,976
	Colorado – 10.7% (6.9% of Total Investments)
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A3	3,505,020
	2015, 5.000%, 12/01/35 – BAM Insured
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado,	12/26 at 100.00	Aa2	4,727,304
	General Obligation Bonds, Series 2016C, 4.000%, 12/15/34
10,000	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds,	6/29 at 100.00	AA+	11,271,100
	Series 2019A, 4.000%, 12/01/48
4,000	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater	12/28 at 100.00	AA+	4,948,400
	Revenue Bonds, Series 2019, 5.000%, 12/01/43
1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/22 at 103.00	N/R	1,917,763
	Improvement Series 2017, 5.000%, 12/01/29, 144A
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/23 at 100.00	BB+	3,335,860
	Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	1,765,936
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/24 at 100.00	A+	545,395
	Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/24 at 100.00	A+	1,136,820
	Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,954,542
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
1,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	No Opt. Call	A+	1,355,563
	Corporation for Atmospheric Research Project, Refunding Series 2012A, 4.500%, 9/01/22
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	9/27 at 100.00	A2	596,317
	Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of
	Denver, Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	A1	1,342,056
1,600	4.000%, 3/01/37	3/27 at 100.00	A1	1,782,320
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (5)	2,407,065
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health
	Initiatives, Series 2013A:
3,020	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (5)	3,390,886
4,890	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (5)	5,490,541
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	5,063,036
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,320	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	$ 4,676,616
	Series 2019A-1, 4.000%, 8/01/44
270	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (5)	311,480
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	3,197,993
6,425	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	7,695,544
665	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	748,477
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
9,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	9,054,090
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care	11/20 at 100.00	N/R (5)	654,906
	National Obligated Group Project, Series 2010A, 6.000%, 11/15/30 (Pre-refunded 11/15/20)
1,075	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,176,942
	Senior Lien Series 2017, 5.000%, 12/31/51
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,041,260
2,775	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,375,538
	Revenue Bonds, Refunding Series 2017C, 5.000%, 3/01/43
2,360	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,625,075
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 –	8/24 at 100.00	A2	3,385,500
	AGM Insured
7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46	8/26 at 100.00	A2	8,430,228
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	A+	2,207,040
	5.000%, 11/15/32
1,100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	1,235,971
	2013A, 5.250%, 11/15/43 (AMT)
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	5,057,522
	2013B, 5.000%, 11/15/43
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien
	Series 2018A:
20,460	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A	24,361,517
29,230	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A	34,611,243
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement	8/26 at 100.00	AA–	1,969,295
	Series 2016A, 4.000%, 8/01/46
2,005	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	BB	2,193,570
	Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	BBB–	3,502,798
2,000	5.000%, 12/01/29	12/26 at 100.00	BBB–	2,348,880
2,635	5.000%, 12/01/35	12/26 at 100.00	BBB–	3,035,810
1,605	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,826,233
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation
	Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	A	248,725
150	0.000%, 9/01/37	No Opt. Call	A	90,144
75	0.000%, 9/01/38	No Opt. Call	A	43,430
20	0.000%, 9/01/39	No Opt. Call	A	11,180
110	0.000%, 9/01/41	No Opt. Call	A	56,939
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,336,248
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	16,529,502

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$ 1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	$ 831,925
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,669,530
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	18,579,835
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	16,696,634
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	69,313
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,796,875
	9/01/38 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	316,963
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	38,117,400
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
345	0.000%, 9/01/28 – NPFG Insured	9/20 at 63.99	A	217,716
13,000	0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	A	5,802,160
14,500	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	5,942,970
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds,	5/21 at 100.00	Baa2	529,245
	Refunding Series 2011A, 5.500%, 5/01/22 (AMT)
4,000	Ebert Metropolitan District (In the City and County of Denver, Colorado), Limited Tax	12/28 at 100.00	A2	4,834,560
	General Obligation Refunding Bonds, Series 2018A-1, 5.000%, 12/01/43 – BAM Insured
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue	12/25 at 100.00	Aa2	2,038,783
	Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,757,119
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,330,895
3,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/19 at 100.00	AA (5)	3,011,430
	Revenue Bonds, Refunding Series 2009, 6.250%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	7,560,156
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
5,715	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (5)	6,014,066
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A–	1,066,541
	Springs Utilities, Series 2008, 6.500%, 11/15/38
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	2,573,175
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,195,460
2,615	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,682,545
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,576,815
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	875,280
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/36 –
	AGM Insured
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds,
	Refunding Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	Baa2	1,237,341
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	Baa2	1,094,640
2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	Baa1	2,191,100
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
378,830	Total Colorado			345,186,092
	Connecticut – 1.4% (0.9% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/22 at 100.00	A2 (5)	3,778,522
	University, Series 2012H, 5.000%, 7/01/24 (Pre-refunded 7/01/22) – AGM Insured

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
$ 1,295	13.746%, 1/01/32, 144A (IF) (4)	1/23 at 100.00	A+	$ 1,832,503
190	13.631%, 1/01/38, 144A (IF) (4)	1/23 at 100.00	A+	266,031
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	A+	17,947,931
6,410	5.000%, 1/01/37	1/28 at 100.00	A+	7,721,486
6,000	5.000%, 1/01/38	1/28 at 100.00	A+	7,197,780
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R (5)	2,567,825
	Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	4/22 at 100.00	AA–	3,717,047
	Series 2013A, 4.000%, 4/01/39
5,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	187,482
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (7)
43,165	Total Connecticut			45,216,607
	Delaware – 0.3% (0.2% of Total Investments)
800	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	937,984
	Series 2018, 5.000%, 6/01/48
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	8,303,565
	5.000%, 6/01/55
8,055	Total Delaware			9,241,549
	District of Columbia – 1.3% (0.8% of Total Investments)
855	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	12/19 at 100.00	AA+	857,548
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (AMT)
3,580	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	4,091,940
	Bonds, Series 2001, 6.500%, 5/15/33
21,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/19 at 19.53	N/R	4,011,420
	Bonds, Series 2006A, 0.000%, 6/15/46
19,490	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series	No Opt. Call	Aa1	21,448,745
	1998, 5.500%, 10/01/23, 144A – AGM Insured (UB)
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	AA+	9,769,999
54,430	Total District of Columbia			40,179,652
	Florida – 9.6% (6.1% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	11/23 at 100.00	BBB	1,616,397
	Project, Series 2013A, 5.000%, 11/15/37
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB	476,527
2,260	5.000%, 9/01/48	9/23 at 100.00	BBB	2,393,137
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%,	10/25 at 100.00	A+	8,508,150
	10/01/45 (AMT)
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A (5)	4,631,031
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/22 at 100.00	N/R	102,767
	Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
12,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	1/20 at 105.00	N/R	11,351,280
19,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/20 at 105.00	N/R	17,901,990

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/22 at 100.00	Baa1	$ 4,438,307
	Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1	1,218,597
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust	10/21 at 100.00	Aa3	2,146,900
	Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (AMT)
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,
	Priority Subordinated Series 2017:
31,985	5.000%, 10/01/47 (AMT)	10/27 at 100.00	A+	37,510,409
8,565	5.000%, 10/01/52 (AMT)	10/27 at 100.00	A+	10,004,519
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/26 at 100.00	AA–	4,549,083
	Series 2016A, 5.000%, 10/01/40 (AMT)
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	6,786,828
	Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	AA–	5,972,200
	Airport, Series 2018E, 5.000%, 10/01/48 (AMT)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	2,625,279
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
10,305	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	A3	11,658,562
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
5,000	Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project,	6/28 at 100.00	A	5,917,450
	Series 2018B, 5.000%, 6/01/46 (AMT)
	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D:
2,690	5.000%, 10/01/39	4/20 at 100.00	A2	2,728,279
5,310	5.000%, 10/01/39 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (5)	5,393,420
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	5,764,236
	5.000%, 11/15/35
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue	6/20 at 100.00	Baa2	1,519,395
	Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (AMT)
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	A1	11,077,255
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BBB	2,255,160
	Jewish Health System Inc Project, Series 2017, 5.125%, 7/01/46
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/23 at 100.00	A–	3,197,011
	of Miami, Series 2012A, 5.000%, 4/01/42
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	9,160,257
	of Miami, Series 2015A, 5.000%, 4/01/45
12,545	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	14,860,932
	of Miami, Series 2018A, 5.000%, 4/01/53
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/27 at 100.00	A	1,772,490
	Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/22 at 100.00	A (5)	1,103,440
	Refunding Series 2012A, 5.000%, 10/01/29 (Pre-refunded 10/01/22) (AMT)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A	1,146,410
	Refunding Series 2014B, 5.000%, 10/01/37
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,
	Series 2010B:
4,000	5.000%, 10/01/28 (Pre-refunded 10/01/20)	10/20 at 100.00	A (5)	4,140,560
7,890	5.000%, 10/01/41	10/20 at 100.00	A	8,125,043
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%,	10/24 at 100.00	A	5,691,750
	10/01/35 (AMT)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,410	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%,	10/25 at 100.00	A	$ 3,918,670
	10/01/38 (AMT)
2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	3,132,820
	2012B, 5.000%, 10/01/37
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	A1	3,252,840
	2012, 5.000%, 7/01/42
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	Aa3 (5)	1,035,140
	10/01/39 (Pre-refunded 10/01/20) – AGM Insured
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	A+	13,550,345
	5.000%, 10/01/42
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	A2	4,146,280
	2010, 5.375%, 10/01/40
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	128,509
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond	9/24 at 100.00	AA–	5,371,038
	Series 2014B, 5.000%, 9/01/43
10,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	12,003,056
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
5,770	5.000%, 8/15/42	8/27 at 100.00	A1	6,813,562
6,040	5.000%, 8/15/47	8/27 at 100.00	A1	7,073,021
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	3/24 at 100.00	BBB+	789,981
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,642,395
	Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,	9/22 at 100.00	A+	765,303
	Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29
2,405	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	2,585,423
	4.000%, 11/15/46
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (5)	16,054,052
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	73,358
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	12/19 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (7)
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	248,605
	Series 2015-1, 0.000%, 5/01/40
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	126,700
	Series 2015-2, 0.000%, 5/01/40
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (7)
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	7,366,521
	University Inc Project, Series 2015, 5.000%, 6/01/45
278,405	Total Florida			307,822,673
	Georgia – 1.7% (1.1% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	2,145,343
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA–	5,886,150
	5.000%, 11/01/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,520	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System	No Opt. Call	Baa2	$ 1,734,715
	Inc, Series 1996, 5.500%, 8/15/26 – NPFG Insured
2,000	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,327,480
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
5,370	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	5,874,565
	Project, Series 2019A, 4.000%, 7/01/49 (WI/DD, Settling 11/07/19)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2010A:
590	5.000%, 2/15/30	2/20 at 100.00	A	596,130
1,910	5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (5)	1,930,666
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2010B:
710	5.250%, 2/15/37	2/20 at 100.00	AA–	717,569
2,290	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (5)	2,316,358
10,260	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series	7/25 at 100.00	Baa3	11,225,569
	2015A, 5.000%, 7/01/60
3,180	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	3,668,416
	2019A, 5.000%, 1/01/56
1,000	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A–	1,012,520
	5.000%, 3/15/20
1,460	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A–	1,722,756
	5.000%, 5/15/43
425	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds,	No Opt. Call	N/R (5)	438,222
	Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third	7/26 at 100.00	AA–	3,878,395
	Indenture, Series 2015B, 5.000%, 7/01/41
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	5,936,450
	Refunding Series 2016A, 5.000%, 10/01/46
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,303,375
	Series 2012A, 5.250%, 10/01/27
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (5)	1,526,845
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
48,445	Total Georgia			54,241,524
	Guam – 0.1% (0.1% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	803,809
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	BBB– (5)	1,822,250
	2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	1,340,646
	2013, 5.500%, 7/01/43
3,755	Total Guam			3,966,705
	Hawaii – 1.6% (1.0% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	14,527,240
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	3/27 at 100.00	Baa2	6,403,800
	Electric Company, Inc and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT)
11,205	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A1	12,768,658
10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/48 (AMT)	7/28 at 100.00	A1	11,898,800
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	AA	5,675,050
45,205	Total Hawaii			51,273,548

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.7% (0.5% of Total Investments)
$ 5,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	12/27 at 100.00	AA–	$ 5,935,600
	Series 2017A, 5.000%, 12/01/47
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	6/27 at 100.00	AA–	13,188,173
	Series 2017ID, 5.000%, 12/01/46
1,700	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,947,350
	Refunding Series 2016, 5.000%, 9/01/29
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights
	Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	A3	1,256,478
310	5.000%, 9/01/32	9/22 at 100.00	A3	337,751
19,370	Total Idaho			22,665,352
	Illinois – 17.8% (11.4% of Total Investments)
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,055	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	1,119,819
1,945	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (5)	2,098,363
6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	7,168,260
	Series 2016, 6.000%, 4/01/46
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B2	1,525,213
	Series 2011A, 5.000%, 12/01/41
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	11,250,312
	Series 2016A, 7.000%, 12/01/44
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,896,296
	Series 2016B, 6.500%, 12/01/46
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	14,387,910
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BB–	9,749,000
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	BB–	8,912,475
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB–	6,099,059
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	BB–	3,196,824
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	BB–	2,885,433
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	BB–	14,273,100
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	BB–	9,036,900
8,845	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	10,284,966
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	8,328,970
	5.250%, 12/01/40
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments,
	Series 1999A:
45	5.500%, 12/20/19 (AMT)	12/19 at 100.00	N/R	45,124
1,210	5.600%, 12/20/29 (AMT)	12/19 at 100.00	AA–	1,212,844
1,925	5.650%, 12/20/40 (AMT)	12/19 at 100.00	AA–	1,928,869
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,
	Refunding Senior Lien Series 2018A:
5,450	5.000%, 1/01/48 (AMT)	1/29 at 100.00	A	6,453,781
10,285	5.000%, 1/01/53 (AMT)	1/29 at 100.00	A	12,115,730
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/25 at 100.00	A	2,511,459
	Lien Series 2015C, 5.000%, 1/01/46 (AMT)
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior
	Lien Series 2017D:
11,250	5.000%, 1/01/42 (AMT)	1/27 at 100.00	A	13,059,112
3,000	5.000%, 1/01/47 (AMT)	1/27 at 100.00	A	3,459,360

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
$ 4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	$ 2,696,107
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB–	15,703,096
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	13,862,895
	6.000%, 1/01/38
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000	5.000%, 1/01/44	1/29 at 100.00	BBB–	4,506,560
3,630	5.500%, 1/01/49	1/29 at 100.00	BBB–	4,229,059
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System,	No Opt. Call	BBB–	24,280,620
	Series 1999, 5.500%, 1/01/23 – FGIC Insured
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (5)	6,785,477
	(Pre-refunded 1/01/22)
6,410	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A,	No Opt. Call	Baa2	7,982,758
	5.500%, 1/01/30 – NPFG Insured
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 –	No Opt. Call	Baa2	1,874,685
	AMBAC Insured
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,150,340
	City Colleges, Series 2017, 5.000%, 12/01/47
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A,	11/20 at 100.00	A2	13,780,908
	5.250%, 11/15/33
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
4,800	5.000%, 11/15/34	11/26 at 100.00	A2	5,572,080
3,250	5.000%, 11/15/35	11/26 at 100.00	A2	3,762,070
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
5,000	4.450%, 11/01/36	11/25 at 102.00	A	5,533,150
815	4.500%, 11/01/36	11/24 at 100.00	A	879,026
2,785	5.500%, 11/01/36	11/23 at 100.00	A	3,096,892
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	433,874
	Belmont School Project, Series 2015A, 6.000%, 12/01/45, 144A
13,955	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding	5/25 at 100.00	Aa3	15,736,216
	Series 2015, 5.000%, 5/01/45, 144A (UB) (4)
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016,	3/26 at 100.00	AA–	2,180,920
	4.000%, 3/01/38
2,500	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	2/27 at 100.00	Aa2	3,020,200
	Series 2016C, 5.000%, 2/15/33
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	5,437,189
	5.000%, 9/01/32
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39	9/24 at 100.00	AA+	5,389,208
6,000	5.000%, 9/01/42	9/24 at 100.00	AA+	6,781,080
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding
	Series 2010A:
100	6.000%, 5/15/39	5/20 at 100.00	A3	102,809
615	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	630,430
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	12,043,318
	5.000%, 11/15/45
12,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	12,311,604
	5.125%, 5/15/35
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	468,062
390	6.000%, 7/01/43	7/23 at 100.00	A–	439,386

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	A+	$ 4,806,793
	Group, Series 2015B, 5.000%, 11/15/39
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	636,244
3,745	5.000%, 8/15/44	8/25 at 100.00	Baa1	4,188,970
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	A2 (5)	1,013,140
	Inc, Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2009B:
470	5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	483,865
930	5.000%, 8/15/26	8/20 at 100.00	AA–	956,840
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (5)	2,634,175
	Series 2011C, 5.500%, 8/15/41, 144A (Pre-refunded 2/15/21) (UB) (4)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	3,458,340
	2015A, 5.000%, 10/01/46
11,140	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	11,748,021
	5.000%, 10/01/51
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc, Series	11/19 at 100.00	Aa1	2,007,960
	2001, 5.950%, 2/20/36
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BBB–	2,061,788
	5.250%, 6/15/32 – AGM Insured
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	BBB–	3,841,285
4,100	5.250%, 2/01/31	2/24 at 100.00	BBB–	4,488,557
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	3,497,888
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,182,740
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,716,908
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	2,144,360
8,250	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB–	9,148,260
1,025	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB–	1,071,955
450	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	5/24 at 100.00	BBB–	484,128
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	BBB–	1,666,335
	Illinois State, General Obligation Bonds, October Series 2016:
3,790	5.000%, 2/01/26	No Opt. Call	BBB–	4,307,866
3,510	5.000%, 2/01/28	2/27 at 100.00	BBB–	4,003,892
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	2,532,106
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,707,275
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB–	1,649,686
2,020	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	BBB	2,061,248
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	1,526,395
	5.000%, 1/01/38
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	5,388,312
	5.000%, 1/01/40
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	5,122,602
	5.000%, 1/01/40
1,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	2,499,527
	2015-XF0051, 14.263%, 1/01/38, 144A (IF)
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	2,581,444
	2015-XF0052, 14.250%, 1/01/38, 144A (IF)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	$ 1,936,200
	Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	1,569,690
	Revenue Source Series 2011A, 5.250%, 1/01/39 – AGM Insured
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General	No Opt. Call	Aa2	8,508,060
	Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	2,053,958
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	5,567,700
	Bonds, Series 2015A, 5.500%, 6/15/53
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BBB–	1,661,025
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
2,585	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (5)	2,653,063
8,055	5.500%, 6/15/50	6/20 at 100.00	Ba1	8,167,931
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	BBB–	1,072,103
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
6,015	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BBB–	5,775,723
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BBB–	11,494,665
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	BBB–	21,561,695
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB–	9,585,656
2,685	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	Ba1	2,714,535
	Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
155	0.000%, 12/15/23 (ETM)	No Opt. Call	N/R (5)	145,757
6,610	0.000%, 12/15/23	No Opt. Call	BBB	6,045,506
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BBB–	3,084,300
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB–	652,146
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB–	1,792,421
2,480	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (5)	3,007,174
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,642,318
800	6.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (5)	859,464
3,500	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,918,285
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	2,253,935
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 –
	AGM Insured
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,603,048
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	3,955,708
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	Baa1	1,800,015
9,625	6.250%, 10/01/38	10/23 at 100.00	Baa1	11,008,209
2,745	6.000%, 10/01/42	10/23 at 100.00	Baa1	3,106,352
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,615,910
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
558,675	Total Illinois			572,100,655

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.2% (1.4% of Total Investments)
$ 6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	$ 5,899,922
	Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	1,668,204
	Project, Refunding Series 2012B, 5.000%, 2/01/28
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	12/19 at 100.00	B	1,051,554
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	3,120,042
	Series 2012A, 5.000%, 5/01/42
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health	3/20 at 100.00	N/R (5)	1,519,020
	Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,108,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	8,600,354
	Group, Refunding 2015A, 5.000%, 12/01/40
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
3,015	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	3,281,918
1,420	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	1,542,163
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+	1,638,390
	Project, Series 2013B, 5.000%, 7/01/40 (AMT)
4,170	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/19 at 100.00	AA– (5)	4,182,677
	2009A, 5.250%, 12/01/38 (Pre-refunded 12/01/19)
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (5)	2,598,400
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	6,048,743
	First Lien Green Series 2016A, 5.000%, 10/01/41
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	2,923,773
	Series 2011B, 5.000%, 10/01/41
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	4,682,115
	Series 2012A, 4.000%, 10/01/42
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	5,109,300
	2016A, 5.000%, 1/01/42
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	4,660,378
	2013, 7.000%, 1/01/44 (AMT)
63,960	Total Indiana			69,635,653
	Iowa – 1.4% (0.9% of Total Investments)
1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	Ba2	1,568,511
	Series 2012, 4.750%, 8/01/42
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	1,453,655
	Company Project, Series 2013, 5.250%, 12/01/25
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/19 at 104.00	B–	1,797,552
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
1,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	2,156,046
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
2,435	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series	12/19 at 100.00	AAA	2,443,035
	2009-2, 5.500%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
24,420	5.500%, 6/01/42	12/19 at 100.00	B–	24,424,640
12,100	5.625%, 6/01/46	12/19 at 100.00	B–	12,102,178
45,495	Total Iowa			45,945,617

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.3% (0.2% of Total Investments)
$ 1,240	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation	9/21 at 100.00	Aa3	$ 1,321,530
	Bonds, Series 2011A, 5.000%, 9/01/26
3,965	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	4,680,722
	5.000%, 7/01/48
1,610	Overland Park Development Corporation, Kansas, Revenue Bonds, Overland Park Convention	12/19 at 100.00	Ba3	1,612,721
	Center, First Tier Series 2007A, 5.125%, 1/01/22 – AMBAC Insured
405	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	4/20 at 100.00	BBB	409,949
	Park Mall Project, Series 2010, 5.900%, 4/01/32
7,220	Total Kansas			8,024,922
	Kentucky – 1.6% (1.0% of Total Investments)
5,540	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	Baa1	5,832,955
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Medical Health System, Series 2010A:
2,000	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (5)	2,054,360
5,500	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (5)	5,664,835
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	2,990,469
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,790	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	5,194,420
3,655	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	3,971,742
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
8,360	5.750%, 7/01/49	7/23 at 100.00	Baa3	9,366,126
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	662,045
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	9,655,669
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project,
	Improvement and Refunding Series 2011:
495	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	527,616
4,505	6.250%, 3/01/31	3/21 at 100.00	Baa2	4,732,998
1,375	6.500%, 3/01/41	3/21 at 100.00	Baa2	1,447,380
48,730	Total Kentucky			52,100,615
	Louisiana – 3.1% (2.0% of Total Investments)
4,780	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	5,203,890
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B,	2/25 at 100.00	AA–	3,082,899
	5.000%, 2/01/39
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	3,767,205
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
1,500	4.000%, 4/01/40	4/27 at 100.00	AA+	1,662,600
4,685	4.000%, 4/01/43	4/27 at 100.00	AA+	5,144,505
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+	5,804,864
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	5.000%, 2/01/44
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	1,431,515
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
8,065	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	8,874,000
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,265	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette	11/25 at 100.00	Baa2	$ 1,412,575
	General Medical Center Project, Series 2016A, 5.000%, 11/01/45
1,830	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	1,984,269
	Refunding Series 2016, 4.000%, 5/15/35
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2017:
5,000	5.000%, 5/15/42	5/27 at 100.00	A3	5,798,050
965	5.000%, 5/15/46	5/27 at 100.00	A3	1,112,626
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (5)	4,664,209
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	366,963
	2013A, 5.000%, 7/01/36
14,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A,	5/25 at 100.00	AA–	15,139,180
	4.000%, 5/01/41
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2015B:
6,235	5.000%, 1/01/40 (AMT)	1/25 at 100.00	A–	6,992,428
6,895	5.000%, 1/01/45 (AMT)	1/25 at 100.00	A–	7,691,511
4,800	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	5,509,152
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%,	12/22 at 100.00	A2	1,103,510
	12/01/28 – AGM Insured
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A–	6,037,636
	5.000%, 6/01/44
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A–	1,339,656
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	511,956
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	6,448,623
	5.000%, 12/01/40
90,720	Total Louisiana			101,083,822
	Maine – 0.8% (0.5% of Total Investments)
2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	3,009,515
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	Ba1	3,991,442
2,800	4.000%, 7/01/46	7/26 at 100.00	Ba1	2,912,728
3,245	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Main eHealth	7/28 at 100.00	A+	3,865,963
	Issue, Series 2018A, 5.000%, 7/01/43
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College,	7/23 at 100.00	A+	2,220,680
	Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
3,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	3,224,010
2,260	6.750%, 7/01/41	7/21 at 100.00	Ba3	2,421,681
1,720	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A,	7/20 at 100.00	A1	1,758,545
	5.000%, 7/01/40
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	7/24 at 100.00	A–	1,470,910
1,020	5.000%, 7/01/34	7/24 at 100.00	A–	1,161,953
23,930	Total Maine			26,037,427

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.4% (0.2% of Total Investments)
$ 5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	AA–	$ 5,735,800
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	2,193,100
	Health Issue, Series 2017, 4.000%, 7/01/42
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/21 at 100.00	BBB	482,454
	Medical Center, Series 2011, 6.000%, 7/01/25
1,790	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	2,021,697
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/39
1,070	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	1,229,184
	King Farm Project, Series 2017A-1, 5.000%, 11/01/28
10,310	Total Maryland			11,662,235
	Massachusetts – 1.5% (1.0% of Total Investments)
	Mass Development Finance Agency, Revenue Bonds, Boston University, Massachusetts, Tender
	Option Bond Trust 2016-XG0070:
930	14.523%, 10/01/48, 144A (IF) (4)	10/23 at 100.01	AA–	1,352,555
505	14.601%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	734,735
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,
	Refunding Senior Lien Series 2010B:
4,410	5.000%, 1/01/32	1/20 at 100.00	A2	4,436,857
7,500	5.000%, 1/01/37	1/20 at 100.00	A2	7,545,675
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	12/19 at 100.00	N/R	626,444
	Project, Series 2007A, 6.750%, 10/15/37
815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	10/20 at 100.00	N/R	821,316
	Project, Series 2010, 7.625%, 10/15/37
	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue,
	Series 2019A:
275	5.000%, 6/01/39	6/29 at 100.00	BBB	331,202
270	4.000%, 6/01/49	6/29 at 100.00	BBB	287,542
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	928,348
	Green Bonds, Series 2015D, 5.000%, 7/01/44
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	4,153,030
	2016BB-1, 5.000%, 10/01/46
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	3,422,624
	4.500%, 1/01/45
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,342,415
	2013A, 5.125%, 1/01/25
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A2	2,569,698
	5.000%, 11/01/43
1,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	1,608,180
	Series 2016I, 4.000%, 7/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,286,842
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,430,041
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	A3	739,795
	2011A, 5.125%, 7/01/41
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	6,608,333
	Series 2013A, 5.000%, 5/15/43
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A2	1,031,041
	Series 1997A, 0.000%, 1/01/24 – NPFG Insured
6,700	Metropolitan Boston Transit Parking Corporation, Systemwide Parking Revenue Bonds,	7/21 at 100.00	A+	7,077,880
	Massachusetts, Senior Lien Series 2011, 5.000%, 7/01/41
44,755	Total Massachusetts			48,334,553

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.3% (1.5% of Total Investments)
$ 3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	$ 3,836,642
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A,	7/21 at 100.00	A2	2,134,514
	5.250%, 7/01/41
1,000	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	1,106,640
	AGM Insured
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA–	3,905,351
	5.500%, 7/01/41
5,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding	8/29 at 100.00	A1	5,515,500
	Series 2019A, 4.000%, 2/15/44
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A+	1,621,410
	2012, 5.000%, 11/15/42
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	459,193
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	3,100,306
	Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 –
	AGM Insured
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A3	1,134,190
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2015MI:
2,500	5.000%, 12/01/31	6/22 at 100.00	AA–	2,712,125
3,670	5.000%, 12/01/32	6/22 at 100.00	AA–	3,980,445
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA (5)	2,218,980
	5.000%, 10/01/31 (Pre-refunded 10/01/22)
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	5,426,100
	Group, Refunding and Project Series 2010F-6, 4.000%, 11/15/47
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA–	1,072,800
	2011-I-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	AA–	11,772,900
	2015-I, 5.000%, 4/15/34
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	5,587,972
	Series 2009C, 5.000%, 12/01/48
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	11/19 at 100.00	B2	5,054,000
	Bonds, Series 2008A, 6.875%, 6/01/42
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	3,294,030
	County Airport, Series 2012A, 5.000%, 12/01/37
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A	1,536,046
1,200	5.000%, 12/01/45	12/25 at 100.00	A	1,385,748
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2017B:
1,350	5.000%, 12/01/42 (AMT)	12/27 at 100.00	A	1,590,961
3,140	5.000%, 12/01/47 (AMT)	12/27 at 100.00	A	3,679,829
1,120	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/36	11/25 at 100.00	A+	1,299,995
66,320	Total Michigan			73,425,677
	Minnesota – 1.7% (1.1% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	318,286
	Academy, Refunding Series 2016A, 4.000%, 8/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General	2/27 at 100.00	AAA	$ 2,207,120
	Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	511,165
	Series 2016A, 4.000%, 7/01/37
5,625	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	6,594,694
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
3,010	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,313,318
	School Building Series 2018A, 4.000%, 2/01/42
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019B:
1,225	5.000%, 1/01/38 (AMT)	7/29 at 100.00	A+	1,512,152
2,500	5.000%, 1/01/44 (AMT)	7/29 at 100.00	A+	3,043,825
3,500	5.000%, 1/01/49 (AMT)	7/29 at 100.00	A+	4,233,180
3,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/20 at 100.00	AA–	3,018,270
	Senior Lien Series 2010A, 5.000%, 1/01/35
2,295	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	2,720,011
	Senior Lien Series 2016C, 5.000%, 1/01/46
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A+	563,008
450	5.000%, 1/01/35 (AMT)	1/27 at 100.00	A+	535,518
580	5.000%, 1/01/37 (AMT)	1/27 at 100.00	A+	686,940
750	5.000%, 1/01/41 (AMT)	1/27 at 100.00	A+	880,313
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,
	Refunding Series 2017:
1,460	4.000%, 3/01/41	3/27 at 100.00	Aa2	1,627,053
1,700	4.000%, 3/01/47	3/27 at 100.00	Aa2	1,879,401
2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	2,352,938
	Refunding Series 2017, 4.000%, 3/01/48
910	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,020,347
	4.000%, 11/15/48
1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/24 at 100.00	BBB–	1,649,899
	Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	2,445,147
2,500	5.750%, 9/01/46	9/26 at 100.00	BB+	2,768,325
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care
	Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	521,605
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,025,830
2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/27 at 100.00	A2	2,370,900
	Fairview Health Services, Series 2017A, 5.000%, 11/15/47
400	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax	3/20 at 102.00	N/R	410,352
	Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/26
750	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R (5)	909,968
	HealthEast Inc, Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)
3,855	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	4,265,095
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41
2,000	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	1/24 at 100.00	Aa3 (5)	2,303,840
	2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)
49,165	Total Minnesota			55,688,500

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.8% (0.5% of Total Investments)
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2016A:
$ 7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	$ 8,610,450
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	17,395,805
23,000	Total Mississippi			26,006,255
	Missouri – 4.3% (2.8% of Total Investments)
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	1,071,250
	2016, 5.000%, 8/01/28
2,000	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	2,010,400
	Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	548,435
	4.000%, 11/01/33
1,785	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	12/19 at 100.00	A–	1,789,641
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
2,600	Jackson County Center School District 58, Missouri, General Obligation Bonds, School	3/27 at 100.00	Aa3	2,990,598
	Building Series 2019B, 4.000%, 3/01/30
12,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/29 at 100.00	A	14,146,680
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B,
	5.000%, 3/01/54 (AMT)
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	413,936
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A1	5,950,770
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A1	4,129,700
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A1	4,018,250
4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	5,000,723
	4.000%, 1/01/42
500	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson	No Opt. Call	A3	512,800
	Landing Project, Series 2005A, 6.000%, 6/01/20
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	6/27 at 102.00	A	1,008,510
	Electric Company Project, Series 1998C, 2.750%, 9/01/33
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,177,510
	Saint Luke’s Health System, Inc, Series 2016, 5.000%, 11/15/34
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	3,333,330
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	1,419,390
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,141,234
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	12,093,534
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
5,000	5.000%, 11/15/42	11/27 at 100.00	AA–	5,952,500
10,000	4.000%, 11/15/47	11/27 at 100.00	AA–	10,848,100
3,000	5.000%, 11/15/47	11/27 at 100.00	AA–	3,544,350
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	SSM Health Care, Series 2018A:
2,000	4.000%, 6/01/48	6/28 at 100.00	A+	2,189,600
3,500	5.000%, 6/01/48	6/28 at 100.00	A+	4,132,695

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy
	Hospital, Series 2017A:
$ 1,250	4.000%, 5/15/42	5/25 at 102.00	A+	$ 1,343,900
16,750	4.000%, 5/15/48	5/25 at 102.00	A+	17,824,345
11,295	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	12,713,991
	Services Projects, Series 2016B, 5.000%, 2/01/46
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville	6/22 at 100.00	Baa2	409,004
	University of St Louis Project, Series 2015, 3.500%, 6/15/30
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis
	University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	A1	807,483
3,510	5.000%, 10/01/42	4/27 at 100.00	A1	4,147,662
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	Baa1 (5)	3,974,131
	Series 2011, 5.000%, 4/01/26 (Pre-refunded 4/01/21)
2,000	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	2,360,500
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds,	12/19 at 100.00	N/R	1,000,950
	Series 2006, 5.000%, 1/01/37
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/21 at 100.00	AA+	2,075,940
	Participation, Series 2015, 4.125%, 12/01/38
575	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R (5)	634,490
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
375	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	417,255
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/27 at 100.00	BB+	1,120,750
	Village Saint Louis Obligated Group, Series 2017, 5.000%, 9/01/48
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	7/22 at 100.00	A	516,274
	Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (AMT)
129,375	Total Missouri			138,770,611
	Montana – 0.2% (0.1% of Total Investments)
3,315	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,936,629
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
2,090	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	2,403,981
	Regional Medical Center, Series 2018B, 5.000%, 7/01/43
5,405	Total Montana			6,340,610
	Nebraska – 0.2% (0.1% of Total Investments)
2,300	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	2,497,133
	5.000%, 9/01/32
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A	1,776,068
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,134,920
4,935	Total Nebraska			5,408,121
	Nevada – 2.5% (1.6% of Total Investments)
39,625	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B,	1/20 at 100.00	A+	39,895,639
	5.750%, 7/01/42
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
5,210	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	5,241,051
9,725	5.250%, 7/01/42	1/20 at 100.00	A+	9,781,599

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding
	Series 2015:
$ 9,000	5.000%, 6/01/32	12/24 at 100.00	AA+	$ 10,492,560
5,000	5.000%, 6/01/39	12/24 at 100.00	AA+	5,760,150
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA+	2,814,448
	5.000%, 6/01/42
	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	AA–	2,639,856
2,000	4.000%, 7/01/47	7/27 at 100.00	AA–	2,183,020
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors
	Authority, Refunding Series 2011:
95	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	100,892
130	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	138,063
1,825	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (5)	1,939,756
77,610	Total Nevada			80,987,034
	New Hampshire – 0.3% (0.2% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/22 at 100.00	Baa1	3,645,180
	Center, Series 2012, 4.000%, 7/01/32
4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	2/28 at 100.00	A	4,847,720
	Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/35
7,500	Total New Hampshire			8,492,900
	New Jersey – 4.5% (2.9% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	1,007,564
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	BBB	2,199,680
1,865	5.125%, 1/01/39 – AGM Insured (AMT)	1/24 at 100.00	BBB	2,084,958
1,585	5.125%, 7/01/42 – AGM Insured (AMT)	1/24 at 100.00	BBB	1,763,836
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	2,382,320
	Refunding Series 2016BBB, 5.500%, 6/15/31
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB+	8,354,586
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	BBB+	3,144,846
	2014UU, 5.000%, 6/15/30
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/20 at 100.00	Aaa	569,813
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series
	2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)
6,030	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	BBB+	7,044,909
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	12/19 at 100.00	BB+	1,484,692
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	A1	9,915,142
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R (5)	2,144,500
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/32 (Pre-refunded 7/01/21)
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	1,394,797
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	Baa1	2,380,610
3,340	5.000%, 6/15/29	6/26 at 100.00	Baa1	3,919,523

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	$ 839,580
	Appreciation Series 2010A, 0.000%, 12/15/26
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	BBB+	16,565,261
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	A–	7,073,100
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	A–	13,701,400
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB+	15,396,500
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB+	17,545,200
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB+	7,751,548
	2011B, 5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB+	1,060,240
	2012A, 5.000%, 6/15/42
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	BBB+	1,939,326
2,840	5.000%, 6/15/45	6/25 at 100.00	BBB+	3,146,805
2,460	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	2,808,828
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A2	1,813,780
	14.027%, 1/01/43, 144A (IF) (4)
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L,	5/23 at 100.00	A+	632,677
	5.000%, 5/01/43
3,215	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	A–	3,824,403
	Bonds, Series 2018A, 5.000%, 6/01/36
380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	418,939
	Bonds, Series 2018B, 5.000%, 6/01/46
170,910	Total New Jersey			144,309,363
	New Mexico – 0.4% (0.2% of Total Investments)
2,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New	6/20 at 100.00	Baa2	2,050,520
	Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40
3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	11/27 at 100.00	Aa3	3,984,317
	Healthcare Services, Series 2017A, 5.000%, 8/01/46
5,100	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds,	No Opt. Call	A2	5,915,133
	Series 1997, 6.000%, 2/01/27 – AGM Insured
10,470	Total New Mexico			11,949,970
	New York – 7.2% (4.6% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
4,605	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	4,649,116
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	3,095,865
6,600	0.000%, 7/15/44	No Opt. Call	BB	2,731,278
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	573,540
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	3,441,969
	University, Series 2013A, 5.000%, 7/01/44
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island
	Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,820,431
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,633,929
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	706,518
	Center Obligated Group, Series 2017, 5.000%, 12/01/34, 144A

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	$ 5,598,226
	General Purpose Series 2011C, 5.000%, 3/15/41
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
135	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	142,085
2,965	5.250%, 2/15/47	2/21 at 100.00	AA–	3,108,595
990	5.750%, 2/15/47	2/21 at 100.00	AA–	1,044,371
1,610	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	1,704,700
7,500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	10,236,975
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2014A:
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,241,117
3,000	5.000%, 9/01/39	9/24 at 100.00	A	3,437,850
860	5.000%, 9/01/44	9/24 at 100.00	A	976,951
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,145,500
	2018, 5.000%, 9/01/37
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding	No Opt. Call	AA	7,294,400
	Series 2012A, 0.000%, 11/15/32
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	308,096
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A (5)	502,684
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A	5,539,450
	2013A, 5.000%, 11/15/38
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
500	3.163%, 10/01/37 (7)	12/19 at 100.00	N/R	330,000
1,000	3.231%, 10/01/46 (7)	12/19 at 100.00	N/R	660,000
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	12/19 at 100.00	A3	4,778,775
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
1,150	5.375%, 6/15/43	12/20 at 100.00	AA+	1,202,060
2,250	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (5)	2,356,942
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	6,542,392
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,580,050
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	Aa1	2,354,660
	Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/27 at 100.00	Aa1	4,462,518
	Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,102,000
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/40
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	AA	2,445,261
	5.000%, 12/01/41
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	12/19 at 100.00	AA	5,015
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	11/25 at 100.00	Aa3	2,332,120
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/45
535	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	12/19 at 100.00	Baa1	535,348
	6.500%, 6/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 27,776,102
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,560	5.000%, 11/15/44	11/21 at 100.00	A	1,663,288
4,350	5.750%, 11/15/51	11/21 at 100.00	A	4,732,713
5,260	New York Transportation Development Corporation, New York, Special Facility Revenue	8/21 at 100.00	BB–	5,505,537
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31 (AMT)
3,050	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	3,639,443
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/34 (AMT)
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
2,000	4.000%, 7/01/35 – AGM Insured (AMT)	7/24 at 100.00	BBB	2,143,520
10,800	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	12,002,796
10,000	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	11,059,900
19,560	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	21,843,043
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	1,460,611
	Seventy Eighth Series 2013, 5.000%, 12/01/43 (AMT)
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	4,911,538
	Seventy Ninth Series 2013, 5.000%, 12/01/38
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eight Series 2010:
5,000	6.500%, 12/01/28	12/19 at 100.00	BBB+	5,220,300
590	5.500%, 12/01/31	12/20 at 100.00	BBB+	617,122
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB+	1,755,036
3,045	6.000%, 12/01/42	12/20 at 100.00	BBB+	3,190,186
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic	12/20 at 100.00	BBB–	1,216,940
	Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,835	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BBB	3,142,909
2,700	5.000%, 1/01/34 (AMT)	1/26 at 100.00	BBB	2,969,595
9,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	8,984,160
216,955	Total New York			231,455,526
	North Carolina – 1.7% (1.1% of Total Investments)
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A,	4/23 at 100.00	A–	13,441,680
	5.125%, 4/01/43
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
3,555	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	3,994,611
3,480	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	3,851,037
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding	No Opt. Call	Baa2 (5)	11,357,089
	Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (ETM) (UB) (4)
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	1,744,757
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31
8,275	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	9,201,883
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
$ 5,000	5.000%, 10/01/27	10/22 at 100.00	A2	$ 5,497,600
3,400	5.000%, 10/01/31	10/22 at 100.00	A2	3,711,916
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	1/26 at 100.00	A	594,570
	Series 2015A, 5.000%, 1/01/32
48,330	Total North Carolina			53,395,143
	North Dakota – 0.5% (0.3% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (5)	739,854
	Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)
6,100	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A2	6,699,874
	2011, 6.250%, 11/01/31
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	1,984,931
	Obligated Group, Series 2012, 5.000%, 12/01/32
5,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	5,227,000
	Obligated Group, Series 2017A, 4.000%, 12/01/47
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	750,764
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
14,350	Total North Dakota			15,402,423
	Ohio – 8.2% (5.3% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/26 at 100.00	Baa2	7,322,125
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016,
	5.250%, 11/15/46
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A2	6,631,800
	4.000%, 8/01/36
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B,	6/27 at 100.00	A+	1,579,002
	5.000%, 6/01/45
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
4,940	5.125%, 6/01/24	11/19 at 100.00	Caa3	4,946,817
4,870	5.375%, 6/01/24	11/19 at 100.00	Caa3	4,875,357
22,830	5.875%, 6/01/30	11/19 at 100.00	Caa3	22,892,554
11,785	5.750%, 6/01/34	11/19 at 100.00	Caa3	11,799,849
12,645	6.000%, 6/01/42	11/19 at 100.00	B–	12,717,076
18,640	5.875%, 6/01/47	11/19 at 100.00	B–	18,759,669
10,535	6.500%, 6/01/47	11/19 at 100.00	B–	10,774,250
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	CCC+	25,517,555
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding
	Series 2017:
3,940	4.000%, 11/15/34	11/27 at 100.00	A	4,373,912
3,000	4.000%, 11/15/35	11/27 at 100.00	A	3,321,420
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
7,125	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	7,415,843
1,665	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	1,737,061
3,335	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	3,479,339
1,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	1,045,740
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	4,978,505
	Project, Series 2013, 5.000%, 6/15/43
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	779,920
	Services, Improvement Series 2010A, 5.625%, 7/01/26
5,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc Obligated Group	8/27 at 100.00	A+	5,865,600
	Project, Series 2017A, 5.000%, 8/15/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
$ 1,000	5.000%, 1/01/38	1/23 at 100.00	Aa3	$ 1,098,280
16,820	5.000%, 1/01/38 (UB) (4)	1/23 at 100.00	Aa3	18,473,070
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
265	14.527%, 1/01/38, 144A (IF) (4)	1/23 at 100.00	Aa3	368,379
625	14.625%, 1/01/38, 144A (IF) (4)	1/23 at 100.00	Aa3	870,694
975	14.625%, 1/01/38, 144A (IF) (4)	1/23 at 100.00	Aa3	1,358,282
1,315	14.625%, 1/01/38, 144A (IF) (4)	1/23 at 100.00	Aa3	1,831,940
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	8/25 at 100.00	Baa1	9,314,545
	Refunding Series 2015, 5.000%, 8/15/45
7,495	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (5)	8,211,372
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,058,340
	Center Project, Refunding Series 2011, 5.125%, 8/01/31
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	2,156,260
	Obligated Group Project, Series 2013, 5.000%, 2/15/33
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,217,500
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21) (7)
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/20 at 100.00	A2	1,040,290
	Refunding Series 2011A, 5.375%, 12/01/30
4,350	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/25 at 100.00	A2	4,917,240
	2015A, 5.000%, 12/01/44
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien
	Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,669,815
10,530	5.000%, 2/15/48	2/23 at 100.00	A+	11,592,372
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	4,205,433
	Convertible Series 2013A-3, 0.000%, 2/15/36 (6)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien
	Series 2018A:
3,375	4.000%, 2/15/38	2/28 at 100.00	A+	3,749,895
16,325	5.000%, 2/15/43	2/28 at 100.00	A+	19,690,725
6,635	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	7,983,895
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
725	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated	7/29 at 100.00	A	779,013
	Group, Refunding Series 2019A, 4.000%, 7/01/45
246,370	Total Ohio			264,400,734
	Oklahoma – 0.4% (0.2% of Total Investments)
1,750	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	1,933,750
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	3,370,950
	5.625%, 6/01/43 (AMT)
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A,	6/24 at 100.00	Baa1	5,523,978
	5.000%, 6/01/45 – BAM Insured (AMT)
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,146,560
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
10,735	Total Oklahoma			11,975,238

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 2.1% (1.3% of Total Investments)
$ 2,435	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	$ 2,985,310
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint	1/26 at 100.00	A2	5,526,397
	Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48
15,440	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	17,971,234
	5.000%, 6/01/46
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B,	7/26 at 100.00	AA–	1,776,090
	5.000%, 7/01/39
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
4,000	5.000%, 7/01/36 (AMT)	1/27 at 100.00	AA–	4,737,800
1,000	5.000%, 7/01/37 (AMT)	1/27 at 100.00	AA–	1,180,970
7,645	5.000%, 7/01/42 (AMT)	1/27 at 100.00	AA–	8,938,916
19,000	5.000%, 7/01/47 (AMT)	1/27 at 100.00	AA–	22,081,040
2,000	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	AA–	2,422,820
57,895	Total Oregon			67,620,577
	Pennsylvania – 4.9% (3.1% of Total Investments)
7,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	8,808,600
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65:
1,960	5.375%, 5/01/31	5/21 at 100.00	AA–	2,070,936
2,570	5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	2,729,726
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
345	5.000%, 6/01/34	6/28 at 100.00	A	420,914
550	5.000%, 6/01/35	6/28 at 100.00	A	667,337
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A	4,261,915
8,385	5.000%, 7/01/42	7/27 at 100.00	A	10,102,667
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	3,693,654
11,000	0.000%, 12/01/38	No Opt. Call	A	6,208,070
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	6,032,846
	Concession, Series 2013A, 5.125%, 12/01/47
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2018A:
2,400	5.000%, 9/01/35	9/28 at 100.00	A	2,897,784
5,210	5.000%, 9/01/43	9/28 at 100.00	A	6,167,963
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
500	4.000%, 9/01/44	9/29 at 100.00	A	545,525
165	4.000%, 9/01/49	9/29 at 100.00	A	178,797
1,665	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (5)	1,717,531
	Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38
	(Pre-refunded 8/01/20)
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	3,826,131
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	2,329,680
	Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	250,806
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	$ 412,708
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
940	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	983,550
4,310	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (5)	4,509,682
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	21,809,002
	2009E, 6.375%, 12/01/38
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,919,883
	5.000%, 12/01/45
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series	12/24 at 100.00	A3	2,269,400
	2014A-1, 5.000%, 12/01/38
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	18,410,215
	6.250%, 6/01/33 – AGM Insured
6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	7,175,313
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	5,734,450
	5.000%, 12/01/46
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health	5/20 at 100.00	N/R (5)	1,627,123
	System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40
	(Pre-refunded 5/15/20)
8,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A	10,160,982
	7/01/42 (AMT)
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%,	8/20 at 100.00	A– (5)	1,480,461
	8/01/41 (Pre-refunded 8/01/20)
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical	No Opt. Call	A– (5)	2,425,412
	Community Hospital Project, Refunding & Improvement Series 2011, 5.500%, 8/01/20 (ETM)
10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/25 at 100.00	AA	11,610,700
	Series 2016, 5.000%, 8/15/38 – BAM Insured
140,665	Total Pennsylvania			156,439,763
	Puerto Rico – 0.5% (0.3% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	12/19 at 100.00	A2	4,445,383
	4.500%, 12/01/23
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	12/19 at 100.00	Ca	818,904
	Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
58	4.550%, 7/01/40	7/28 at 100.00	N/R	59,428
1,496	0.000%, 7/01/46	7/28 at 41.38	N/R	390,830
1,218	0.000%, 7/01/51	7/28 at 30.01	N/R	237,680
427	4.750%, 7/01/53	7/28 at 100.00	N/R	442,116
7,775	5.000%, 7/01/58	7/28 at 100.00	N/R	8,181,632
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	2,034,980
17	4.536%, 7/01/53	7/28 at 100.00	N/R	17,250
237	4.784%, 7/01/58	7/28 at 100.00	N/R	244,757
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
1,091	0.000%, 8/01/42 (8)	No Opt. Call	N/R	149,978
3,312	0.000%, 8/01/42 (8)	No Opt. Call	N/R	165,619
22,731	Total Puerto Rico			17,188,557

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.5% (0.3% of Total Investments)
$ 7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility	9/23 at 100.00	AA+	$ 8,062,679
	Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	3,807,276
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/19 at 14.61	CCC–	4,041,036
	Bonds, Series 2007A, 0.000%, 6/01/52
40,725	Total Rhode Island			15,910,991
	South Carolina – 4.4% (2.8% of Total Investments)
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
7,500	5.000%, 11/01/41	5/26 at 100.00	A	8,653,350
3,180	5.000%, 11/01/46	5/26 at 100.00	A	3,648,064
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	16,942,758
1,250	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	962,400
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016,	1/26 at 100.00	A	5,338,518
	5.000%, 1/01/47
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	10/25 at 100.00	A1	1,908,337
	Furman University, Refunding Series 2015, 5.000%, 10/01/45
1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod	5/28 at 100.00	AA–	1,190,770
	Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/43
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (5)	954,992
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
9,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	10,397,970
	Series 2016B, 5.000%, 12/01/56
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	16,720,920
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
8,900	5.000%, 12/01/39	12/24 at 100.00	A–	10,107,018
12,760	5.000%, 12/01/46	12/24 at 100.00	A–	14,383,072
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	6,140,805
	2013A, 5.125%, 12/01/43
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	3,922,254
	2014A, 5.500%, 12/01/54
	South Carolina State Ports Authority, Revenue Bonds, Series 2015:
860	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	N/R (5)	1,031,209
4,140	5.250%, 7/01/55 (AMT)	7/25 at 100.00	A+	4,734,918
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
14,350	5.000%, 7/01/48 (AMT)	7/28 at 100.00	A+	16,952,516
8,000	5.000%, 7/01/55 (AMT)	7/28 at 100.00	A+	9,358,560
7,500	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	8,993,475
130,850	Total South Carolina			142,341,906
	South Dakota – 0.8% (0.5% of Total Investments)
1,300	Deadwood, South Dakota, Sales Tax Revenue Bonds, Series 2009B, 6.250%, 12/01/28	12/19 at 100.00	N/R	1,301,612
11,320	South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds,	10/27 at 100.00	Aa3	12,467,169
	Series 2017, 4.000%, 4/01/42
2,685	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	2,928,368
	Health, Refunding Series 2017, 4.000%, 9/01/36
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A2	1,638,354
	Series 2014B, 5.000%, 11/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 7,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A2	$ 8,171,500
	Series 2015, 5.000%, 11/01/45
23,950	Total South Dakota			26,507,003
	Tennessee – 1.9% (1.2% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	10,606,173
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,
	Ballad Health, Series 2018A:
2,000	5.000%, 7/01/36	7/28 at 100.00	Baa1	2,390,400
7,000	5.000%, 7/01/37	7/28 at 100.00	Baa1	8,319,640
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/20 at 100.00	Baa1 (5)	3,223,219
	Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38 (Pre-refunded 7/01/20)
60	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue	7/23 at 100.00	Baa1 (5)	61,025
	Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 7/01/23) – NPFG Insured
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/27 at 100.00	A	19,663,050
	Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/47
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	A3	3,203,670
3,200	5.000%, 11/01/24	11/21 at 100.00	A3	3,416,576
3,400	5.000%, 11/01/25	11/21 at 100.00	A3	3,628,038
535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	616,887
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	4,790,360
	5.250%, 9/01/26
52,780	Total Tennessee			59,919,038
	Texas – 16.6% (10.7% of Total Investments)
8,835	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/43 –	2/28 at 100.00	A1	10,560,652
	AGM Insured
3,040	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (AMT)	11/24 at 100.00	A	3,440,490
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (AMT)	11/26 at 100.00	A	5,234,580
13,705	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	15,972,355
	11/15/45 (UB) (4)
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A,	5/23 at 100.00	AA–	5,567,800
	5.000%, 11/15/43
1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series	7/23 at 100.00	A1	1,114,670
	2014, 5.000%, 7/10/37 – BAM Insured
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,090,750
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,090,480
5,500	Capital Area Cultural Education Facilities Finance Corporation, Revenue Bonds, The Roman	4/20 at 100.00	Baa1	5,595,810
	Catholic Diocese of Austin, Texas, Series 2005B Remarketed, 6.125%, 4/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien
	Series 2013A:
765	5.000%, 1/01/43	1/23 at 100.00	Baa1	828,457
1,100	5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	A2	1,196,503
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010,	1/20 at 100.00	Baa1 (5)	1,258,987
	5.750%, 1/01/25 (Pre-refunded 1/01/20)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
$ 1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (5)	$ 1,054,790
3,380	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (5)	3,574,891
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35	7/25 at 100.00	Baa1	2,987,660
3,035	5.000%, 1/01/45	7/25 at 100.00	Baa1	3,427,425
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	8/23 at 100.00	A–	1,134,820
	Public Schools, Series 2013, 6.000%, 8/15/43
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (5)	2,611,575
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A+	8,858,079
	2013C, 5.125%, 11/01/43 (AMT)
16,980	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A+	18,205,447
	2014B, 4.500%, 11/01/45 (AMT)
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+ (5)	3,632,475
	2010A, 5.000%, 11/01/42 (Pre-refunded 11/01/20)
10,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/21 at 100.00	A+	10,607,900
	2012E, 5.000%, 11/01/42 (AMT)
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H,	11/21 at 100.00	A+	9,547,110
	5.000%, 11/01/42 (AMT)
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	219,720
	2014A, 5.250%, 9/01/44
6,090	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	6,726,709
	Series 2013A, 5.125%, 10/01/43
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA	10,141,075
	Lien Series 2013B, 5.000%, 4/01/53
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,334,673
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA	5,943,876
	Option Bond Trust 2015-XF0228, 14.747%, 11/01/44, 144A (IF) (4)
2,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	B3	3,022,190
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	2,030,947
3,480	5.000%, 12/01/45	6/25 at 100.00	AA	3,975,065
1,615	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue	6/23 at 100.00	Baa2	1,736,012
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A,
	5.000%, 6/01/28
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	234,569
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	445,995
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	521,515
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	1,304,715
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	1,667,059
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	A2	2,183,480

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 25	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	$ 23,017
125	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BB+	111,428
50	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	40,912
4,390	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	3,315,065
105	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	83,754
625	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	452,363
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	5,265,011
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien	11/24 at 100.00	BBB+	680,652
	Series 2014C, 5.000%, 11/15/33
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A–	1,148,970
	Series 2014A, 5.000%, 11/15/30
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	No Opt. Call	A2	2,273,053
	Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured
7,570	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series	7/28 at 100.00	A	9,058,035
	Series 2018A, 5.000%, 7/01/41 (AMT)
5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	BB	5,989,100
	Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	Ba3	424,669
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
4,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (5)	4,311,560
	11/15/40 (Pre-refunded 11/15/21)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	2,944,825
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,648,566
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	2,412,886
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	8,933,237
	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien
	Series 1998A:
4,680	0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,484,329
12,030	0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (5)	11,493,221
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	8,784,240
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,655,744
4,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB+	4,967,184
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/26 at 100.00	A	7,589,400
	Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	11,500,796
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013,	12/25 at 100.00	B1	2,211,080
	6.125%, 12/01/38
2,835	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	3,073,820
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
1,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	1,921,408
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (5)	5,030,730
8,470	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (5)	11,501,328

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	$ 8,670,900
	Appreciation Series 2008I, 6.500%, 1/01/43
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	11,284,564
	5.000%, 1/01/40
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A	15,458,412
1,000	5.000%, 1/01/34	1/25 at 100.00	A	1,155,900
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	366,846
4,445	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	4,593,330
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,354,680
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
605	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	705,896
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
5,910	5.000%, 12/15/23	12/22 at 100.00	BBB	6,500,527
2,050	5.000%, 12/15/26	12/22 at 100.00	BBB	2,244,278
1,000	5.000%, 12/15/27	12/22 at 100.00	BBB	1,093,290
12,745	5.000%, 12/15/29	12/22 at 100.00	BBB	13,879,050
2,000	5.000%, 12/15/31	12/22 at 100.00	BBB	2,171,700
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	1,634,645
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	12/25 at 100.00	Baa3	21,956,964
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%,
	12/31/50 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	1,566,102
4,040	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,686,481
22,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/29 at 100.00	BBB–	25,663,880
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,039,160
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,037,450
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	10,149,037
	Tier Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First
	Tier Refunding Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A–	4,283,857
10,960	5.000%, 8/15/37	8/24 at 100.00	A–	12,502,620
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second
	Tier Refunding Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	BBB+	2,380,917
15,750	5.000%, 8/15/42	8/24 at 100.00	BBB+	17,600,782

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
$ 2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	$ 2,228,949
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,517,882
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	1,909,748
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	9,359,543
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	3,557,495
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	19,468,144
16,600	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	20,150,076
	Trust Series 2017A, 5.000%, 10/15/42 (UB) (4)
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds,
	Westminster Manor, Series 2010:
60	7.000%, 11/01/30	11/20 at 100.00	BBB+	61,417
905	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	955,571
1,550	West Harris County Regional Water Authority, Texas, Water System Revenue Bonds,	12/29 at 100.00	A1	1,752,244
	Refunding Series 2019C, 4.000%, 12/15/45
450	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities	12/19 at 100.00	CC	451,494
	Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (AMT)
509,015	Total Texas			533,805,520
	Utah – 1.6% (1.0% of Total Investments)
27,055	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%,	7/27 at 100.00	A2	31,597,264
	7/01/47 (AMT)
4,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A2	5,331,420
	7/01/48 (AMT)
5,795	Utah Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy	4/26 at 100.00	AA	6,587,408
	Project, Series 2016, 5.000%, 10/15/46
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2012,	5/21 at 100.00	AA+	2,099,520
	5.000%, 5/15/43
	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012:
1,665	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (5)	1,826,855
2,445	5.000%, 6/15/42	6/22 at 100.00	A+	2,641,064
43,460	Total Utah			50,083,531
	Virginia – 3.1% (2.0% of Total Investments)
895	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	12/19 at 100.00	BB–	895,233
	Series 2006, 5.000%, 9/01/26
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	510,478
	Appreciation Series 2012B, 0.000%, 7/15/40 (6)
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	1,104,030
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (4)
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing	12/19 at 100.00	AA+	1,010,100
	Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%,
	10/01/48 (AMT)
12,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	14,507,160
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.000%, 7/01/52
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	A+ (5)	2,666,472
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	6,009,919
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	1,210,980
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	$ 6,477,600
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
5,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Series	10/20 at 100.00	AA–	5,158,150
	2010A, 5.000%, 10/01/39
4,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/23 at 100.00	AA–	5,072,445
	Series 2013A, 5.000%, 10/01/30 (AMT)
	Prince William County Industrial Development Authority, Virginia, Health Care Facilities
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B:
2,000	4.000%, 11/01/33	11/22 at 100.00	AA–	2,128,560
3,000	5.000%, 11/01/46	11/22 at 100.00	AA–	3,239,880
6,115	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/19 at 100.00	B–	6,131,633
	Bonds, Series 2007B1, 5.000%, 6/01/47
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform
	66 P3 Project, Senior Lien Series 2017:
8,100	5.000%, 12/31/49 (AMT)	6/27 at 100.00	Baa3	9,301,716
7,355	5.000%, 12/31/52 (AMT)	6/27 at 100.00	Baa3	8,430,007
4,535	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	4,833,766
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
3,670	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	4,066,213
14,930	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	16,255,634
89,640	Total Virginia			99,009,976
	Washington – 4.0% (2.6% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/24 at 100.00	AA–	2,276,800
	Refunding Series 2014A, 5.000%, 7/01/40
2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids	1/26 at 100.00	Aa3	2,763,645
	Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A1	2,645,345
14,955	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, 5.000%,	5/27 at 100.00	A+	17,509,164
	5/01/42 (AMT)
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A:
6,000	5.000%, 5/01/36 (AMT)	5/27 at 100.00	A+	7,143,360
4,515	5.000%, 5/01/43 (AMT)	5/27 at 100.00	A+	5,261,329
1,145	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	A+	1,369,855
	4/01/44 (AMT)
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	A	10,971,300
	Bonds, Series 2013A, 5.000%, 5/01/43
5,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (5)	5,435,684
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/21 at 100.00	N/R (5)	1,713,098
	Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,396,840
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	1,087,870
	Series 2012A, 5.000%, 10/01/42
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	4/25 at 100.00	Aa2	13,054,340
	Series 2015A, 5.000%, 10/01/45 (UB)
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement	1/23 at 100.00	BBB–	336,077
	Community, Refunding Series 2012, 5.000%, 1/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	$ 6,089,062
	0.000%, 6/01/24 – NPFG Insured
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	11,030,110
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	17,618,230
18,470	0.000%, 1/01/21	No Opt. Call	AA+	18,216,222
120,515	Total Washington			128,918,331
	West Virginia – 0.9% (0.6% of Total Investments)
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System,	11/19 at 100.00	N/R	585,000
	Inc, Series 2008, 6.500%, 10/01/38 (7)
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	7,794,570
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
15,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	17,539,200
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	2,344,720
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
25,000	Total West Virginia			28,263,490
	Wisconsin – 1.8% (1.2% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
34	0.000%, 1/01/47, 144A	No Opt. Call	N/R	1,136
30	0.000%, 1/01/48, 144A	No Opt. Call	N/R	998
29	0.000%, 1/01/49, 144A	No Opt. Call	N/R	981
29	0.000%, 1/01/50, 144A	No Opt. Call	N/R	929
28	0.000%, 1/01/51, 144A	No Opt. Call	N/R	914
36	0.000%, 1/01/52, 144A	No Opt. Call	N/R	1,163
36	0.000%, 1/01/53, 144A	No Opt. Call	N/R	1,147
35	0.000%, 1/01/54, 144A	No Opt. Call	N/R	1,098
34	0.000%, 1/01/55, 144A	No Opt. Call	N/R	1,071
33	0.000%, 1/01/56, 144A	No Opt. Call	N/R	1,050
1,650	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	1,584,302
37	0.000%, 1/01/57, 144A	No Opt. Call	N/R	1,151
36	0.000%, 1/01/58, 144A	No Opt. Call	N/R	1,115
35	0.000%, 1/01/59, 144A	No Opt. Call	N/R	1,084
34	0.000%, 1/01/60, 144A	No Opt. Call	N/R	1,045
34	0.000%, 1/01/61, 144A	No Opt. Call	N/R	1,018
33	0.000%, 1/01/62, 144A	No Opt. Call	N/R	981
32	0.000%, 1/01/63, 144A	No Opt. Call	N/R	955
31	0.000%, 1/01/64, 144A	No Opt. Call	N/R	933
31	0.000%, 1/01/65, 144A	No Opt. Call	N/R	903
33	0.000%, 1/01/66, 144A	No Opt. Call	N/R	940
401	0.000%, 1/01/67, 144A	No Opt. Call	N/R	10,678

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 59	0.000%, 1/01/46, 144A	No Opt. Call	N/R	$ 2,013
59	0.000%, 1/01/47, 144A	No Opt. Call	N/R	1,947
58	0.000%, 1/01/48, 144A	No Opt. Call	N/R	1,943
58	0.000%, 1/01/49, 144A	No Opt. Call	N/R	1,925
57	0.000%, 1/01/50, 144A	No Opt. Call	N/R	1,857
62	0.000%, 1/01/51, 144A	No Opt. Call	N/R	2,038
1,625	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	1,441,935
62	0.000%, 1/01/52, 144A	No Opt. Call	N/R	1,981
61	0.000%, 1/01/53, 144A	No Opt. Call	N/R	1,954
61	0.000%, 1/01/54, 144A	No Opt. Call	N/R	1,921
60	0.000%, 1/01/55, 144A	No Opt. Call	N/R	1,887
59	0.000%, 1/01/56, 144A	No Opt. Call	N/R	1,864
59	0.000%, 1/01/57, 144A	No Opt. Call	N/R	1,831
58	0.000%, 1/01/58, 144A	No Opt. Call	N/R	1,795
57	0.000%, 1/01/59, 144A	No Opt. Call	N/R	1,780
57	0.000%, 1/01/60, 144A	No Opt. Call	N/R	1,739
56	0.000%, 1/01/61, 144A	No Opt. Call	N/R	1,693
56	0.000%, 1/01/62, 144A	No Opt. Call	N/R	1,667
55	0.000%, 1/01/63, 144A	No Opt. Call	N/R	1,634
54	0.000%, 1/01/64, 144A	No Opt. Call	N/R	1,620
54	0.000%, 1/01/65, 144A	No Opt. Call	N/R	1,580
53	0.000%, 1/01/66, 144A	No Opt. Call	N/R	1,504
693	0.000%, 1/01/67, 144A	No Opt. Call	N/R	18,462
880	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	11/24 at 100.00	N/R	970,728
	Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian	7/23 at 100.00	N/R (5)	5,664,550
	HealthCare, Inc, Series 2013B, 5.000%, 7/01/36 (Pre-refunded 7/01/23)
1,035	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A	1,045,588
	System, Inc, Series 2010B, 5.125%, 4/01/36
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital	2/20 at 100.00	N/R (5)	4,382,133
	of Wisconsin Inc, Series 2008B, 5.500%, 8/15/29 (Pre-refunded 2/15/20)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,339,125
	Series 2012B, 5.000%, 2/15/32
2,750	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	A1	2,914,560
	Lutheran, Series 2011A, 5.250%, 10/15/39
10,225	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	11,593,514
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39
1,685	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beloit	7/26 at 100.00	A	1,775,484
	Health System, Inc, Series 2016, 4.000%, 7/01/46
4,220	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	Aa3	4,595,158
	Children’s Hospital of Wisconsin, Inc, Series 2017, 4.000%, 8/15/42
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Marshfield Clinic, Series 2016A:
12,440	5.000%, 2/15/42	2/26 at 100.00	A–	14,042,148
6,000	5.000%, 2/15/46	2/26 at 100.00	A–	6,750,360
56,059	Total Wisconsin			58,187,510
$ 4,790,502	Total Municipal Bonds (cost $4,536,415,950)			5,006,320,543

Shares	Description (1), (9)	Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc	$ 143,283
32,524	Invesco Quality Municipal Income Trust	406,550
	Total Investment Companies (cost $530,611)	549,833
	Total Long-Term Investments (cost $4,536,946,561)	5,006,870,376

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Minnesota – 0.1% (0.1% of Total Investments)
$ 3,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand
	Obligations, Series 2011, 1.090%, 11/15/38 (10)	10/19 at 100.00	AA	$ 3,000,000
	Missouri – 0.0% (0.0% of Total Investments)
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System,
	Variable Rate Demand Obligations, Series 2008D, 1.110%, 5/15/38 (10)	10/19 at 100.00	AA	1,000,000
$ 4,000	Total Short-Term Investments (cost $4,000,000)			4,000,000
	Total Investments (cost $4,540,946,561) – 156.0%			5,010,870,376
	Floating Rate Obligations – (2.5)%			(80,270,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (17.0)% (11)			(545,071,696)
	MuniFund Preferred Shares, net of deferred offering costs – (18.9)% (12)			(606,665,990)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (19.6)% (13)			(629,864,721)
	Other Assets Less Liabilities – 2.0%			62,274,885
	Net Assets Applicable to Common Shares – 100%			$ 3,211,272,854

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(11)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 10.9%.
(12)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.1%.
(13)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
  See accompanying notes to financial statements.

NEA	Nuveen AMT-Free Quality Municipal
Income Fund
Portfolio of Investments
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.1% (99.6% of Total Investments)
	MUNICIPAL BONDS – 155.1% (99.6% of Total Investments)
	Alabama – 1.1% (0.7% of Total Investments)
$ 4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	2/26 at 100.00	BBB+	$ 4,823,240
	Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41
20,675	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	29,243,547
	5.000%, 9/01/46
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	5,232,220
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
5,310	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	6,119,828
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44 , 144A
35,135	Total Alabama			45,418,835
	Alaska – 0.7% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
17,040	5.000%, 6/01/32	11/19 at 100.00	B3	17,063,175
10,070	5.000%, 6/01/46	11/19 at 100.00	B3	10,083,695
27,110	Total Alaska			27,146,870
	Arizona – 1.9% (1.2% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,535,964
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,177,202
	Math & Science Projects, Series 2017A, 5.000%, 7/01/51, 144A
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 (Pre-refunded	1/20 at 100.00	Aa3 (4)	7,545,075
	1/01/20) – AGC Insured
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	A2	8,220,457
	2015B, 5.000%, 7/01/43 – AGM Insured
1,315	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,568,703
	HonorHealth, Series 2019A, 5.000%, 9/01/42
5,135	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	5,699,953
	Refunding Series 2016A, 4.000%, 1/01/36
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (4)	7,976,834
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	9,620,299
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	14,958,100
3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	3,651,060
	5.000%, 8/01/47
11,080	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	14,916,561
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
61,955	Total Arizona			76,870,208
	Arkansas – 0.1% (0.1% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%,	12/19 at 100.00	N/R	5,079,746
	5/01/28 – ACA Insured
	California – 11.7% (7.5% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	16,390,546
	1999A, 0.000%, 10/01/32 – NPFG Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,599,446
	Series 2005B, 0.000%, 8/01/28 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	A2	$ 15,694,795
	Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties,	No Opt. Call	Aa3	2,815,166
	California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	5,668,500
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	7,423,325
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/24 at 100.00	Aa3 (4)	11,701,900
	Series 2014F-1, 5.000%, 4/01/54 (Pre-refunded 4/01/24)
8,000	Beverly Hills Unified School District, Los Angeles County, California, General	No Opt. Call	AA+	5,861,360
	Obligation Bonds, Series 2009, 0.000%, 8/01/33
	Burbank Unified School District, Los Angeles County, California, General Obligation
	Bonds, Series 2015A:
2,250	0.000%, 8/01/32	2/25 at 100.00	AA–	2,179,193
1,350	0.000%, 8/01/33	2/25 at 100.00	AA–	1,303,938
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/19 at 100.00	B2	7,901,249
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	3,073,078
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,445,717
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	6,873,147
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	765,788
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford	11/21 at 100.00	AA– (4)	3,613,749
	Hospital and Clinics, Series 2008A-2 RMKT, 5.250%, 11/15/40 (Pre-refunded 11/15/21)
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard
	Children’s Hospital, Series 2012A:
3,000	5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	A+	3,231,420
10,000	5.000%, 8/15/51	8/22 at 100.00	A+	10,771,400
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	595,116
	System, Series 2013A, 5.000%, 7/01/37
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series	11/21 at 100.00	Aa3	1,826,143
	2012A, 5.000%, 11/15/40
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
485	8.266%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	576,820
525	8.272%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	624,482
1,285	8.272%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,528,495
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	1,742,715
	Refunding Series 2017A, 5.000%, 7/01/42
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,401,927
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20), 144A
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,089,610
	2017, 5.000%, 10/15/47
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	3,307,824
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017,	8/26 at 100.00	AA–	5,633,200
	4.000%, 8/01/36
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 –	12/19 at 100.00	AA–	5,015
	AMBAC Insured
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	7,094,290
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,420,892

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,000	California State, General Obligation Bonds, Various Purpose Series 2011,	10/21 at 100.00	AA–	$ 10,713,300
	5.000%, 10/01/41
9,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	10,713,507
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	A+ (4)	10,391,600
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
3,895	5.750%, 7/01/30	12/19 at 100.00	CC	3,886,626
5,000	5.750%, 7/01/35	12/19 at 100.00	CC	4,971,200
6,000	5.500%, 7/01/39	12/19 at 100.00	CC	5,879,520
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System	No Opt. Call	AA	8,531,163
	Improvement Project, Series 1999a, 0.000%, 8/01/29 – AMBAC Insured
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,425,040
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,330	Contra Costa Community College District, Contra Costa County, California, General	8/23 at 100.00	AA+ (4)	3,824,538
	Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38 (Pre-refunded 8/01/23)
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB–	5,297,574
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (6)	1/31 at 100.00	BBB–	955,573
3,350	5.750%, 1/15/46	1/24 at 100.00	BBB–	3,875,012
8,350	6.000%, 1/15/49	1/24 at 100.00	BBB–	9,783,277
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	29,607,600
	Series 1995A, 0.000%, 1/01/21 (ETM)
3,120	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/20 at 100.00	A	3,159,499
	2005, 5.000%, 9/01/27 – AMBAC Insured
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	10,380,500
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
8,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,381,460
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
10,170	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,458,828
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa	4,183,910
	6.125%, 7/15/40 (Pre-refunded 7/15/21)
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	3,725,200
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	2,873,256
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured
1,500	Lincoln Unified School District, Placer County, California, Community Facilities	No Opt. Call	N/R	1,228,260
	District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured
95	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds,	12/19 at 100.00	N/R (4)	95,268
	Second Series 1993, 4.750%, 10/15/20 (ETM)
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds,	12/19 at 100.00	Aa3 (4)	998,164
	Series 1994, 5.375%, 2/15/34 (ETM)
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/21 at 100.00	Aa2	10,435,900
	2011A, 5.000%, 7/01/41
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds,	No Opt. Call	Baa2	2,141,176
	Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured
10,335	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	10,135,534
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	8,620,755
	Series 2009B, 6.500%, 11/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 455	Mt Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A,	No Opt. Call	N/R (4)	$ 489,953
	5.125%, 12/01/23 – AMBAC Insured (ETM)
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding	No Opt. Call	Aa3	9,720,540
	Series 2009, 0.000%, 8/01/34 – AGC Insured
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R (4)	3,866,008
	2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	Aa3	2,045,875
	Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29
3,880	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	4,439,729
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Orange County Water District, California, Revenue Certificates of Participation,
	Series 2003B:
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	2,007,775
1,745	5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	N/R (4)	2,408,798
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	No Opt. Call	AA	818,350
	Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (4)	5,243,000
	2010, 6.000%, 11/01/30 (Pre-refunded 11/01/20)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BB+	1,829,360
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	BB+	6,493,990
	8/01/33 – AGC Insured
3,675	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+ (4)	4,118,609
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	1,520,280
	Bonds, Series 2011A, 0.000%, 8/01/28
1,000	Rim of the World Unified School District, San Bernardino County, California, General	8/21 at 100.00	A2 (4)	1,069,780
	Obligation Bonds, Series 2011C, 5.000%, 8/01/38 (Pre-refunded 8/01/21) – AGM Insured
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	852,462
	Series 2013A, 5.750%, 6/01/44
3,240	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+ (4)	3,587,328
	Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	2,486,790
	2011, 7.500%, 12/01/41
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A+	4,448,480
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	BBB	12,029,245
32,725	5.000%, 1/15/50	1/25 at 100.00	BBB	36,884,020
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,764,278
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
2,965	San Juan Unified School District, Sacramento County, California, General Obligation	No Opt. Call	A+	2,517,285
	Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured
4,455	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	4,362,069
	Series 2006A, 0.000%, 9/01/21 – NPFG Insured
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	AA+	3,581,511
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	8,493,187
	Election Series 2012G, 0.000%, 8/01/39 – AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Ysidro School District, San Diego County, California, General Obligation Bonds,
	Refunding Series 2015:
$ 5,000	0.000%, 8/01/46	8/25 at 32.80	A2	$ 1,395,650
6,570	0.000%, 8/01/47	8/25 at 30.90	A2	1,724,954
1,555	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/19 at 100.00	BBB	1,562,433
	Bonds, Series 2005A-1, 4.750%, 6/01/23
2,630	Union Elementary School District, Santa Clara County, California, General Obligation	No Opt. Call	Baa2	2,401,006
	Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured
3,900	West Hills Community College District, California, General Obligation Bonds, School	8/21 at 100.00	A2 (4)	4,271,514
	Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 (Pre-refunded
	8/01/21) – AGM Insured
496,620	Total California			478,267,745
	Colorado – 10.8% (6.9% of Total Investments)
1,365	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/24 at 102.00	N/R	1,412,611
	2019, 5.000%, 12/01/51
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation	12/21 at 103.00	N/R	520,010
	Bonds, Series 2016A, 5.750%, 12/01/46
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,575	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,673,784
3,620	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	3,813,417
1,060	Centerra Metropolitan District No 1, In the City of Loveland, Larimer County, Colorado,	12/23 at 103.00	N/R	1,129,335
	Special Revenue Improvement Bonds, Series 2018, 5.250%, 12/01/48
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	1,417,613
	Refunding Series 2013A, 5.375%, 12/01/33
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	123,987
	Refunding Series 2014, 5.000%, 12/01/43
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	1,795,404
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,005	5.000%, 6/01/34 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	2,499,192
4,615	5.000%, 6/01/35 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,752,505
7,205	5.000%, 6/01/36 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	8,980,888
8,715	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,863,073
4,105	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,116,800
8,545	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,651,172
5,615	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	6,261,006
	Group, Series 2019A, 4.000%, 11/15/43
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (4)	2,401,832
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	5,614,050
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	5,606,900
	Colorado Project, Series 2013A, 5.000%, 12/01/36
3,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	3,357,013
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
10,555	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	11,426,315
	Series 2019A-1, 4.000%, 8/01/44
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
2,000	5.000%, 8/01/44	8/29 at 100.00	BBB+	2,366,240
5,320	4.000%, 8/01/49	8/29 at 100.00	BBB+	5,692,506

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/22 at 100.00	N/R (4)	$ 2,602,501
	Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42 (Pre-refunded 6/01/22)
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	1,153,630
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	861,353
	Refunding & Improvement Series 2017A, 5.250%, 5/15/37
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/25 at 100.00	A3	1,617,690
	Refunding Series 2015B, 4.000%, 9/01/34
25,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	25,904,757
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
4,145	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	4,538,070
	Senior Lien Series 2017, 5.000%, 12/31/51
	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax
	General Obligation Bonds, Refunding & Improvement Series 2018:
1,895	5.625%, 12/01/32	12/23 at 103.00	N/R	2,067,843
2,660	5.875%, 12/01/46	12/23 at 103.00	N/R	2,908,364
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise
	Revenue Bonds, Series 2017B:
2,000	5.000%, 12/01/42	12/27 at 100.00	A+	2,400,600
1,225	5.000%, 12/01/47	12/27 at 100.00	A+	1,462,148
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/27 at 100.00	A+	1,773,345
	Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	9/27 at 100.00	AA	2,248,020
	Revenue Bonds, Refunding Series 2017A, 4.000%, 3/01/40
4,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	4,449,280
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
5,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	AA–	5,756,900
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41	8/26 at 100.00	A2	8,323,981
1,000	5.000%, 8/01/46	8/26 at 100.00	A2	1,162,790
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	A+	12,234,059
	5.000%, 11/15/37
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	14,450,064
	2013B, 5.000%, 11/15/43
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	3,020,650
	2018B, 5.000%, 12/01/48
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
5,300	5.000%, 12/01/33	12/26 at 100.00	BBB–	6,133,160
2,400	5.000%, 12/01/36	12/26 at 100.00	BBB–	2,758,800
1,800	5.000%, 12/01/40	12/26 at 100.00	BBB–	2,048,112
365	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	390,733
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	13,574,923
	9/01/21 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	5,944,002
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	34,956,504
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	11,917,979
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	34,136,652
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	7,664,737
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	1,942,420
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	11,752,865

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
$ 3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	$ 2,548,356
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	A	7,039,424
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A	3,124,938
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	4,098,600
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General	12/26 at 100.00	BBB+	1,155,080
	Obligation Bonds, Series 2016, 5.000%, 12/01/36
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series	12/26 at 100.00	AA+	1,123,110
	2017, 4.000%, 12/01/36
1,085	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	1,146,313
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A, 5.750%, 12/01/47
1,245	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/21 at 103.00	N/R	1,270,772
	Limited Tax Bonds, Series 2016, 4.375%, 12/01/31
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	19,996,922
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (4)	2,778,151
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and
	Special Revenue Bonds, Refunding & Improvement Series 2017:
8,765	5.000%, 12/01/42	12/27 at 100.00	A2	10,470,669
3,600	5.000%, 12/01/47	12/27 at 100.00	A2	4,276,548
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA–	643,810
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
15,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	15,439,050
4,150	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,257,195
3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	3,722,193
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 –
	AGM Insured
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	4,361,840
	5.000%, 11/15/42
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1 (4)	16,938,610
	(Pre-refunded 6/01/24)
2,500	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	Baa1	2,738,875
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017,	12/26 at 100.00	AA	2,641,733
	5.000%, 12/15/30
464,410	Total Colorado			440,404,774
	Connecticut – 0.3% (0.2% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	1,913,522
	University, Series 2016Q-1, 5.000%, 7/01/46
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	8,103,973
	University, Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2017I-1:
500	5.000%, 7/01/34	7/27 at 100.00	A3	602,220
2,425	5.000%, 7/01/42	7/27 at 100.00	A3	2,867,150
11,740	Total Connecticut			13,486,865
	Delaware – 0.4% (0.2% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services	10/20 at 100.00	Aa2	1,030,800
	Inc, Series 2010A, 5.000%, 10/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware (continued)
$ 3,350	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	BBB	$ 3,652,036
	2013, 5.000%, 7/01/32
1,000	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	1,172,480
	Series 2018, 5.000%, 6/01/48
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	10,380,887
	5.000%, 6/01/55
14,420	Total Delaware			16,236,203
	District of Columbia – 1.1% (0.7% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB+	1,288,462
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/19 at 19.53	N/R	20,439,140
	Bonds, Series 2006A, 0.000%, 6/15/46
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A–	4,218,620
3,500	5.000%, 4/01/36	4/27 at 100.00	A–	4,208,540
15,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 5.000%,	4/21 at 100.00	A– (4)	15,960,222
	4/01/40 (Pre-refunded 4/01/21) – AMBAC Insured
130,400	Total District of Columbia			46,114,984
	Florida – 7.1% (4.6% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	2,964,024
	Academy, Inc Project, Series 2016, 5.000%, 9/01/46
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A (4)	11,805,640
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,287,781
3,010	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2003, 5.500%,	No Opt. Call	AA	3,302,783
	10/01/23 – AMBAC Insured
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BB+	3,909,328
	University, Refunding Series 2013, 6.125%, 11/01/43
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
8,555	6.000%, 4/01/42	4/23 at 100.00	Baa1	9,613,938
4,280	5.625%, 4/01/43	4/23 at 100.00	Baa1	4,745,493
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Baa2	902,283
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	Baa2	1,335,902
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds,	12/19 at 100.00	AAA	1,504,140
	Series 2009A, 5.000%, 1/15/29
15,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	AA–	18,250,050
	Airport, Series 2018F, 5.000%, 10/01/48 (UB) (5)
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International
	Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A+	6,568,929
12,885	5.000%, 10/01/44	10/24 at 100.00	A+	14,738,894
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A2	438,076
	2012, 5.000%, 10/01/30
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,635,188
	Series 2011, 5.000%, 11/15/24
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	2,810,325
	5.000%, 11/15/45

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City
	Center/Historic Convention Village, Series 2015A:
$ 3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	A1	$ 4,322,521
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	21,596,134
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc Project, Series 2017:
205	5.000%, 7/01/32	7/27 at 100.00	BBB	236,812
2,000	5.125%, 7/01/38	7/27 at 100.00	BBB	2,292,040
5,035	5.125%, 7/01/46	7/27 at 100.00	BBB	5,677,365
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	Aa3 (4)	1,271,988
	6.000%, 2/01/30 (Pre-refunded 2/01/21) – AGM Insured
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	8,388,389
	of Miami, Series 2015A, 5.000%, 4/01/45
17,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	20,138,370
	of Miami, Series 2018A, 5.000%, 4/01/53
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/20 at 100.00	A–	10,228,900
	2010A, 5.000%, 7/01/35
1,210	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral	1/28 at 100.00	BBB–	1,339,797
	Academy, Seres 2018, 5.000%, 1/15/37
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A	1,146,410
	Refunding Series 2014B, 5.000%, 10/01/37
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2 (4)	7,788,900
	2010A-1, 5.375%, 10/01/41 (Pre-refunded 10/01/20)
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,
	Series 2010B:
3,000	5.000%, 10/01/26 (Pre-refunded 10/01/20)	10/20 at 100.00	A (4)	3,105,420
2,500	5.000%, 10/01/27 (Pre-refunded 10/01/20)	10/20 at 100.00	A (4)	2,587,850
4,000	5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	A2	4,128,000
1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A,	10/26 at 100.00	A	1,769,610
	5.000%, 10/01/41
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,	6/27 at 100.00	Aa3	5,589,821
	Series 2017, 5.000%, 6/01/38
1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,022,938
	2012B, 5.000%, 10/01/37
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding
	Series 2012:
5,500	5.000%, 7/01/31	7/22 at 100.00	A1	5,993,130
3,000	5.000%, 7/01/42	7/22 at 100.00	A1	3,252,840
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	A+	6,320,573
	5.000%, 10/01/42
6,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B, 4.000%,	10/29 at 100.00	A+	6,650,940
	10/01/49 (WI/DD, Settling 11/06/19)
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2	800,670
	Health, Inc, Series 2012A, 5.000%, 10/01/42
13,465	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	A1	14,766,796
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	284,955
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,385	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series	12/19 at 100.00	A3	1,387,091
	2007, 5.000%, 5/01/30 – RAAI Insured
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa3	7,231,850
	4.000%, 5/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
$ 4,595	5.000%, 8/15/42	8/27 at 100.00	A1	$ 5,426,052
12,325	5.000%, 8/15/47	8/27 at 100.00	A1	14,432,945
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose
	Bonds, Stadium Project, Series 1995:
280	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	Baa2	288,184
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	Baa2	3,181,111
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,572,844
	5.000%, 11/15/33
4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	4,300,080
	4.000%, 11/15/46
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	10,680,725
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A– (4)	1,609,065
	Aeronautical University, Inc Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	4/25 at 100.00	A3	2,248,120
	Aeronautical University, Series 2015B, 5.000%, 10/15/45
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	8,373,618
	University Inc Project, Series 2015, 5.000%, 6/01/45
261,935	Total Florida			292,245,628
	Georgia – 3.8% (2.4% of Total Investments)
6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 –	1/20 at 100.00	Aa3	6,992,395
	AGM Insured
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	AA–	7,744,415
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33	5/25 at 100.00	AA–	3,996,870
2,040	5.000%, 11/01/35	5/25 at 100.00	AA–	2,389,615
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	5,436,550
	FGIC Insured
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	8/20 at 100.00	AA	1,561,678
	2007, 4.000%, 8/01/26
2,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	2,341,320
	Wellstar Health System, Series 2017A, 5.000%, 4/01/42
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (4)	2,077,860
	DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	A1	6,631,726
	Healthcare, Inc Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
4,330	5.000%, 4/01/42	4/27 at 100.00	A	5,068,958
13,620	5.000%, 4/01/47	4/27 at 100.00	A	15,850,139
19,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	20,785,240
	Project, Series 2019A, 4.000%, 7/01/49 (WI/DD, Settling 11/07/19)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2010B:
2,360	5.250%, 2/15/45	2/20 at 100.00	AA–	2,384,473
7,640	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	7,727,936
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	14,731,937
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA–	9,011,625
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.250%, 2/15/45

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 7,905	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series	7/25 at 100.00	Baa3	$ 8,648,940
	2015A, 5.000%, 7/01/60
3,565	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	4,112,548
	2019A, 5.000%, 1/01/56
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	11,714,230
	Wellstar Health System Inc, Series 2017A, 4.000%, 4/01/42
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%,	No Opt. Call	AA+	1,708,803
	2/01/27 – BHAC Insured
1,860	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A–	2,194,744
	5.000%, 5/15/43
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	9,218,834
	Series 2015, 5.000%, 10/01/40
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (4)	2,801,894
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
139,445	Total Georgia			155,132,730
	Guam – 0.1% (0.1% of Total Investments)
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	4,461,493
	2013, 5.500%, 7/01/43
	Hawaii – 0.0% (0.0% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	293,629
	University, Series 2013A, 6.875%, 7/01/43
	Idaho – 0.1% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	2,221,260
	Series 2012A, 5.000%, 3/01/47
2,580	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood	11/19 at 101.00	Aaa	2,616,584
	Terrace Project, Series 2002A-1, 7.250%, 3/20/37
4,690	Total Idaho			4,837,844
	Illinois – 21.9% (14.1% of Total Investments)
	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue
	Bonds, Series 2018A:
1,000	5.000%, 4/01/34 – AGM Insured	4/28 at 100.00	A2	1,186,190
285	5.000%, 4/01/37 – AGM Insured	4/28 at 100.00	A2	335,063
1,370	5.000%, 4/01/38 – AGM Insured	4/28 at 100.00	A2	1,606,722
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2002B:
4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	3,204,323
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,573,480
11,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	13,141,810
	Series 2016, 6.000%, 4/01/46
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B2	3,050,426
	Series 2011A, 5.000%, 12/01/41
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	5,706,750
	Refunding Series 2017G, 5.000%, 12/01/34
6,920	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB–	7,777,872
	Refunding Series 2018D, 5.000%, 12/01/46
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	13,926,062
	Series 2016A, 7.000%, 12/01/44
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,154,120
	Series 2016B, 6.500%, 12/01/46
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	29,979,589
	Series 2017A, 7.000%, 12/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 10,510	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB–	$ 10,491,502
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
19,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BB–	19,108,040
1,000	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	1,162,800
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	3,698,065
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	6,099,126
	5.250%, 12/01/40
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	10,413,128
	5.250%, 12/01/49
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third	1/20 at 100.00	A2	13,181,089
	Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	BBB–	31,405,319
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	BBB–	31,156,072
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	BBB–	19,921,489
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	12,544,881
	6.000%, 1/01/38
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000	5.000%, 1/01/44	1/29 at 100.00	BBB–	4,506,560
3,630	5.500%, 1/01/49	1/29 at 100.00	BBB–	4,229,059
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 –	12/19 at 100.00	BBB–	5,554,736
	AGC Insured
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	5,402,450
	(Pre-refunded 1/01/22)
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	5,312,900
	City Colleges, Series 2013, 5.250%, 12/01/43
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,150,340
	City Colleges, Series 2017, 5.000%, 12/01/47
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General	No Opt. Call	Aa2	4,795,187
	Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured
	Cook County Community High School District 219, Niles Township, Illinois, General
	Obligation Capital Appreciation Bonds, Series 2001:
2,575	0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa2	2,517,578
3,615	0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,562,727
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A:
3,500	5.250%, 11/15/22	11/20 at 100.00	A2	3,632,895
12,425	5.250%, 11/15/33	11/20 at 100.00	A2	12,864,596
15,285	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000,	No Opt. Call	AAA	15,285,000
	0.000%, 11/01/19
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
2,750	3.900%, 11/01/36	11/27 at 102.00	A	3,000,498
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,854,627
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012,	6/22 at 100.00	Aa3	5,347,605
	5.000%, 6/01/42

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
$ 3,500	5.000%, 2/15/32	2/27 at 100.00	Aa2	$ 4,239,025
55	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	64,201
27,080	4.000%, 2/15/41	2/27 at 100.00	Aa2	29,706,218
1,000	5.000%, 2/15/41	2/27 at 100.00	Aa2	1,175,430
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	4,553,514
	5.000%, 9/01/38
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39	9/24 at 100.00	AA+	9,927,488
11,030	5.000%, 9/01/42	9/24 at 100.00	AA+	12,465,885
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013,	5/22 at 100.00	Baa2	3,079,071
	5.000%, 5/15/43
16,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	18,531,718
	5.000%, 12/01/40
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender	8/22 at 100.00	Aa2	1,448,073
	Option Bond Trust 2015-XF0076, 14.547%, 8/15/37, 144A (IF)
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding
	Series 2010A:
565	6.000%, 5/15/39	5/20 at 100.00	A3	580,871
3,460	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,546,811
13,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	15,176,038
	5.000%, 11/15/45
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	2,495,485
	2013A, 6.000%, 7/01/43
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	4,625,204
	Refunding Series 2015C, 5.000%, 8/15/44
5,410	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/27 at 100.00	A+	6,220,580
	Inc, Series 2017A, 5.000%, 3/01/47
8,040	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	8,621,614
	8/15/41 – AGM Insured
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2011C:
1,000	5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,053,670
2,500	5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	2,634,175
15,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	16,356,536
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	BBB–	1,748,944
5,450	5.000%, 2/01/39	2/24 at 100.00	BBB–	5,843,381
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB–	1,940,540
5,420	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	5/24 at 100.00	BBB–	5,831,053
5,000	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/34	11/26 at 100.00	BBB–	5,583,950
15,000	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	17,019,000
3,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/25	No Opt. Call	BBB–	3,956,050
	Illinois State, General Obligation Bonds, October Series 2016:
3,510	5.000%, 2/01/28	2/27 at 100.00	BBB–	4,003,892
6,100	5.000%, 2/01/29	2/27 at 100.00	BBB–	6,942,898
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 –	1/20 at 100.00	BBB	10,055,400
	AGM Insured
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	BBB–	2,681,242

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2012A:
$ 2,500	5.000%, 3/01/25	3/22 at 100.00	BBB–	$ 2,641,625
4,500	5.000%, 3/01/27	3/22 at 100.00	BBB–	4,743,495
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	2,208,626
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,503,776
	5.000%, 1/01/38
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	A1	8,982,880
6,500	5.000%, 1/01/39	1/24 at 100.00	A1	7,289,620
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	11,547,205
	5.000%, 1/01/40
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	10,268,306
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2017A,	1/28 at 100.00	A1	11,916,300
	5.000%, 1/01/42
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,535,522
	2015-XF0051, 14.263%, 1/01/38, 144A (IF)
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%,	No Opt. Call	BBB–	12,948,279
	11/01/26 – FGIC Insured
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation
	Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	3,230,000
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,681,780
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	A2	4,191,574
	Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM
	Insured (UB)
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	5,197,650
	Revenue Source Series 2011A, 5.250%, 1/01/39 – AGM Insured
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	Baa2	17,216,074
	General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital	No Opt. Call	Aa2	2,856,863
	Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB–	5,233,800
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52 (UB) (5)
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	5,567,700
	Bonds, Series 2015A, 5.500%, 6/15/53
2,030	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BBB–	2,247,921
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
3,790	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	3,889,791
11,795	5.500%, 6/15/50	6/20 at 100.00	Ba1	11,960,366
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB–	13,499,640
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BBB–	2,104,783
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	BBB–	16,235,617
5,010	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BBB–	4,810,702
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BBB–	22,445,093
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB–	11,876,427

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
$ 4,340	5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	BBB– (4)	$ 4,733,725
4,435	5.500%, 12/15/23 – FGIC Insured	No Opt. Call	BBB–	4,789,711
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 2010B-2:
2,330	5.000%, 6/15/50	6/20 at 100.00	Ba1	2,355,630
8,000	5.250%, 6/15/50	6/20 at 100.00	Ba1	8,100,080
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,420	5.700%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	1,597,301
5,080	5.700%, 6/15/25	6/22 at 101.00	BBB–	5,599,786
8,000	5.750%, 6/15/26 – NPFG Insured	6/22 at 101.00	BBB–	8,797,360
1,115	5.750%, 6/15/27	6/22 at 101.00	BBB–	1,223,657
4,610	5.750%, 6/15/27 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	5,191,505
195	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	158,535
3,505	0.000%, 6/15/30	No Opt. Call	BBB	2,573,231
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB–	17,135,160
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB–	1,828,206
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BBB–	6,135,263
8,810	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	10,682,742
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
	Midlothian, Illinois, General Obligation Bonds, Series 2010A:
2,685	5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,692,787
2,080	5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,086,760
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	20,000,046
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,169,745
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	5,140,328
	Group, Inc, Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,603,048
7,000	5.000%, 3/01/31	3/25 at 100.00	A3	8,042,790
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility	5/20 at 100.00	AA	2,733,196
	Series 2010A, 5.250%, 5/01/31 – AGM Insured
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	2,287,420
	6.250%, 10/01/38
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,503,555
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	745,235
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,408,144
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois,	12/20 at 100.00	A2 (4)	2,015,787
	General Obligation Bonds, Series 2011, 7.250%, 12/01/28 (Pre-refunded 12/01/20) – AGM Insured
886,900	Total Illinois			896,110,781
	Indiana – 3.6% (2.3% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	A3	6,668,760
	Project, Series 2014, 5.000%, 10/01/44
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,
	Series 2012A:
5,000	4.000%, 5/01/35	5/23 at 100.00	A	5,261,800
5,420	5.000%, 5/01/42	5/23 at 100.00	A	5,902,488

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	$ 11,108,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation
	Group, Refunding 2015A:
1,875	4.000%, 12/01/40	6/25 at 100.00	AA	2,020,931
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,909,252
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana	3/22 at 100.00	AA–	9,185,600
	Obligated Group, Series 2012, 5.000%, 3/01/41
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding
	Series 2009A:
6,290	5.250%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	AA– (4)	6,309,122
10,000	5.250%, 12/01/38 (Pre-refunded 12/01/19) (UB) (5)	12/19 at 100.00	AA– (4)	10,030,400
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (4)	2,598,400
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	12,928,630
	First Lien Green Series 2016A, 5.000%, 10/01/46
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	5,315,950
	Series 2011B, 5.000%, 10/01/41
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	5,482,350
	Series 2012A, 5.000%, 10/01/37
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	15,047,524
	Series 2014A, 5.000%, 10/01/44
5,130	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/26 at 100.00	A+	6,022,261
	First Lien Series 2016A, 5.000%, 10/01/46
3,175	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc	12/19 at 100.00	N/R (4)	3,183,731
	Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)
14,100	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	16,466,544
	2016A, 5.000%, 1/01/42
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%,	7/21 at 100.00	A+ (4)	3,191,190
	1/01/31 (Pre-refunded 7/01/21)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA–	8,542,735
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	8,616,046
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	A2	1,352,685
	2005Z, 0.000%, 1/15/28 – AGM Insured
139,130	Total Indiana			149,145,099
	Iowa – 2.2% (1.4% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%,	6/20 at 100.00	A2 (4)	4,096,720
	6/15/36 (Pre-refunded 6/15/20)
16,130	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	17,563,634
	Company Project, Series 2013, 5.250%, 12/01/25
2,310	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/19 at 104.00	B–	2,428,272
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
2,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	2,914,454
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
3,085	Iowa Finance Authority, Senior Housing Revenue Bonds, Northcrest Inc Project, Series	3/24 at 103.00	BB+	3,346,145
	2018A, 5.000%, 3/01/48
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,950	5.375%, 6/01/38	12/19 at 100.00	B–	13,952,790
12,830	5.500%, 6/01/42	12/19 at 100.00	B–	12,832,438
5,675	5.625%, 6/01/46	12/19 at 100.00	B–	5,676,021

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 16,100	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/19 at 100.00	B–	$ 16,120,769
	5.600%, 6/01/34
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note
	Series 2016:
4,700	5.000%, 12/01/36	12/26 at 100.00	BBB+	5,409,183
5,990	5.000%, 12/01/41	12/26 at 100.00	BBB+	6,819,076
87,460	Total Iowa			91,159,502
	Kansas – 0.4% (0.3% of Total Investments)
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail	11/22 at 100.00	A2	2,160,040
	Health Care Inc, Series 2013J, 5.000%, 11/15/38
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	3,251,910
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
3,700	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series	4/26 at 100.00	AA	4,256,369
	2018A, 5.000%, 4/01/38 – BAM Insured
5,270	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	6,242,473
	5.000%, 7/01/43
1,820	Overland Park Development Corporation, Kansas, Revenue Bonds, Overland Park Convention	12/19 at 100.00	Ba3	1,823,076
	Center, First Tier Series 2007A, 5.125%, 1/01/22 – AMBAC Insured
15,790	Total Kansas			17,733,868
	Kentucky – 1.0% (0.7% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton	No Opt. Call	Baa2	4,791,413
	Healthcare Inc, Series 2000B, 0.000%, 10/01/28 – NPFG Insured
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	Baa1	2,094,180
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	1,491,685
	Health, Refunding Series 2017A, 5.000%, 6/01/37
4,525	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	4,660,614
	Medical Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
5,000	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	5,422,150
8,610	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	9,356,143
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,655	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,974,529
430	6.000%, 7/01/53	7/23 at 100.00	Baa3	486,631
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	4,854,555
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health
	Initiatives, Series 2012A:
2,980	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (4)	3,253,534
3,000	5.000%, 12/01/35	6/22 at 100.00	N/R	3,287,370
41,140	Total Kentucky			42,672,804
	Louisiana – 2.9% (1.9% of Total Investments)
7,445	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	8,105,223
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
4,000	Board of Commissioners of the Port of New Orleans Port Facility Revenue Bonds,	4/28 at 100.00	A2	4,757,840
	Louisiana, Refunding Series 2018A, 5.000%, 4/01/48 – AGM Insured
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson	1/21 at 100.00	A2 (4)	706,314
	Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	2,250,695
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun	10/20 at 100.00	AA (4)	$ 5,195,900
	Facilities Inc Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded
	10/01/20) – AGM Insured
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A3	1,939,894
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/46
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2016:
20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	23,072
2,345	4.000%, 5/15/36	5/26 at 100.00	A3	2,531,357
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	24,311
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2017:
4,000	5.000%, 5/15/42	5/27 at 100.00	A3	4,638,440
22,625	5.000%, 5/15/46	5/27 at 100.00	A3	26,086,172
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	6,229,780
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,975	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	2,213,383
	Series 2015, 5.000%, 5/15/47
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	15,112,216
	2013A, 5.000%, 7/01/36
1,015	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series	11/27 at 100.00	AA–	1,212,539
	2017C, 5.000%, 5/01/45
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%,	5/20 at 100.00	AA– (4)	5,094,600
	5/01/45 (Pre-refunded 5/01/20)
12,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	13,540,800
	Project, Series 2015A, 5.000%, 1/01/45
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	5,827,100
	Project, Series 2017A, 5.000%, 1/01/48
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A–	7,087,168
	5.000%, 6/01/44
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	1,545,161
	5.000%, 12/01/40
5,000	St Tammany Parish Hospital District No 1, Louisiana, Hospital Revenue and Revenue	7/28 at 100.00	A+	5,889,850
	Refunding Bonds, St Tammany Parish Hospital Project, Series 2018, 5.000%, 7/01/48
106,655	Total Louisiana			120,011,815
	Maine – 0.6% (0.4% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	7,517,790
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	7,045,227
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
3,440	5.000%, 7/01/43	7/28 at 100.00	A+	4,098,278
2,935	5.000%, 7/01/48	7/28 at 100.00	A+	3,477,271
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	Ba3	1,125,117
	Medical Center, Series 2011, 6.750%, 7/01/41
20,725	Total Maine			23,263,683

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.3% (0.8% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 3,260	5.000%, 9/01/35	9/27 at 100.00	BBB–	$ 3,768,169
1,000	5.000%, 9/01/39	9/27 at 100.00	BBB–	1,142,610
1,645	5.000%, 9/01/46	9/27 at 100.00	BBB–	1,858,916
8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A,	1/27 at 100.00	A+	10,195,531
	5.000%, 7/01/41
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/21 at 100.00	BBB	1,072,590
	Medical Center, Series 2011, 6.250%, 7/01/31
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A–	3,764,425
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43
4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A–	4,344,040
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
17,000	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools	5/28 at 100.00	AA–	20,497,410
	Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/42
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015,	6/25 at 100.00	AA–	2,292,180
	5.000%, 12/01/44
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	1,285,056
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
2,100	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	BB	2,327,913
	5.000%, 11/01/42
45,265	Total Maryland			52,548,840
	Massachusetts – 2.4% (1.6% of Total Investments)
5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA	5,533,495
	Commonwealth Contract Assistance Secured, Series 2010B, 5.000%, 1/01/35
14,375	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A2	14,462,544
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/37
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	1,390,162
	Obligated Group, Series 2013, 5.250%, 11/15/41
435	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	523,901
	2019A, 5.000%, 6/01/39
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	1,046,501
	Green Bonds, Series 2015D, 5.000%, 7/01/44
11,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	13,491,415
	2016BB-1, 5.000%, 10/01/46
3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	4,267,791
	2018J-2, 5.000%, 7/01/53
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A	1,289,145
	Issue, Series 2016N, 5.000%, 12/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,070	4.500%, 1/01/45	1/25 at 100.00	Baa2	2,214,010
8,800	5.000%, 1/01/45	1/25 at 100.00	Baa2	9,753,832
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A2	3,016,602
	5.000%, 11/01/43
4,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	1/28 at 100.00	AA–	4,543,440
	Issue, Series 2017S-1, 4.000%, 7/01/35
1,725	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	2,045,884
	5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,550,954
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,726,105

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	$ 4,456,200
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
1,800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	7/20 at 100.00	N/R (4)	1,848,744
	Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35 (Pre-refunded 7/01/20)
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	A3	951,165
	2011A, 5.125%, 7/01/41
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	7,622,428
	Series 2013A, 5.000%, 5/15/43
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender	8/22 at 100.00	Aa2	9,072,600
	Option Bond Trust 2016-XF2223, 8.246%, 8/15/24, 144A (IF)
8,050	Metropolitan Boston Transit Parking Corporation, Systemwide Parking Revenue Bonds,	7/21 at 100.00	A+	8,504,020
	Massachusetts, Senior Lien Series 2011, 5.000%, 7/01/41
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	A3 (4)	519,925
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
89,400	Total Massachusetts			99,830,863
	Michigan – 5.2% (3.3% of Total Investments)
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	5,790,235
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A3	3,550,971
	5.500%, 7/01/29 – NPFG Insured
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A,	7/21 at 100.00	A2	10,566,900
	5.250%, 7/01/41
3,500	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	3,873,240
	AGM Insured
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,463,215
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,636,402
8,260	0.000%, 12/01/23	No Opt. Call	AAA	7,800,166
8,575	0.000%, 12/01/24	No Opt. Call	AAA	7,957,085
10,000	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	A2	11,900,100
	Series 2016C, 5.000%, 7/01/35
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series	7/26 at 100.00	A2	32,801,274
	2016A, 5.000%, 7/01/46
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds,
	Bronson Methodist Hospital, Remarketed Series 2006:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	914,207
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,128,415
8,815	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	9,656,656
	2019A, 4.000%, 11/15/50
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	459,193
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A2	1,395,758
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
7,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	8,119,860
	Refunding Series 2016MI, 5.000%, 12/01/45
12,520	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/27 at 100.00	AA–	13,975,575
	Refunding Series 2017A-MI, 4.000%, 12/01/36
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
35	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	37,710
9,965	5.000%, 12/01/39	12/21 at 100.00	AA–	10,645,510

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA–	$ 3,254,550
	2015MI, 5.000%, 12/01/31
10,330	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	11,210,323
	Group, Refunding and Project Series 2010F-6, 4.000%, 11/15/47
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB+	1,383,248
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2015-I:
17,000	5.000%, 4/15/31	10/25 at 100.00	AA–	20,130,380
1,615	5.000%, 4/15/38	10/25 at 100.00	AA–	1,891,181
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	2,149,220
	Series 2009C, 5.000%, 12/01/48
4,575	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	11/19 at 100.00	B2	4,624,410
	Bonds, Series 2008A, 6.875%, 6/01/42
4,790	Mona Shores Public Schools, Muskegon County, Michigan, General Obligation Bonds, School	5/29 at 100.00	Aa1	5,787,326
	Building & Site Series 2019I, 5.000%, 5/01/48
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	6,135,875
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A	2,540,538
	County Airport, Series 2015D, 5.000%, 12/01/45
5,000	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	A+	6,066,100
191,720	Total Michigan			210,845,623
	Minnesota – 2.4% (1.5% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	292,618
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
350	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley	9/26 at 102.00	N/R	344,799
	Care Center Project, Refunding Series 2019, 4.000%, 9/01/39
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project,	10/24 at 102.00	N/R	4,249,465
	Series 2016, 5.000%, 10/01/41
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,
	Walker Highview Hills LLC Project, Refunding Series 2016A:
2,130	3.500%, 8/01/25, 144A	8/22 at 100.00	N/R	2,171,854
1,000	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,042,300
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
3,000	5.000%, 2/15/48	2/28 at 100.00	A–	3,526,680
11,000	5.000%, 2/15/53	2/28 at 100.00	A–	12,896,290
5,240	5.250%, 2/15/53	2/28 at 100.00	A–	6,261,590
3,000	5.000%, 2/15/58	2/28 at 100.00	A–	3,492,960
9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	10,859,129
	School Building Series 2018A, 4.000%, 2/01/41
2,800	Itasca County Independent School District 318, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,136,420
	Series 2018A, 4.000%, 2/01/37
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
2,530	4.000%, 11/15/48	11/28 at 100.00	A2	2,773,234
3,395	5.000%, 11/15/49	11/28 at 100.00	A2	4,058,179
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Senior Lien Series 2016C:
3,500	5.000%, 1/01/41	1/27 at 100.00	AA–	4,176,795
5,000	5.000%, 1/01/46	1/27 at 100.00	AA–	5,925,950
2,855	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	3,375,381
	5.000%, 12/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 4,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/29 at 100.00	A2	$ 4,413,400
	2019, 4.000%, 5/01/49
4,170	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/24 at 102.00	BBB–	4,336,800
	Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A2	3,486,840
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
595	4.000%, 11/15/35	11/27 at 100.00	A2	666,097
1,470	4.000%, 11/15/43	11/27 at 100.00	A2	1,610,018
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC	9/27 at 100.00	N/R	947,036
	Project, Refunding Series 2017, 5.000%, 9/01/42
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc, Series 2015A:
550	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	572,743
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	4,361,778
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	6,448,636
600	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	624,072
	Refunding Series 2019, 4.000%, 8/01/39
84,075	Total Minnesota			96,051,064
	Mississippi – 0.3% (0.2% of Total Investments)
11,465	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University	6/27 at 100.00	Aa2	12,479,653
	of Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A,
	4.000%, 6/01/47
	Missouri – 3.7% (2.4% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2	2,836,055
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding
	Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	Ba1	2,412,004
4,590	5.000%, 8/01/35	8/26 at 100.00	Ba1	4,818,031
640	4.000%, 8/01/38	8/26 at 100.00	Ba1	602,419
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,
	Hannibal Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42	10/27 at 100.00	BBB+	3,299,811
1,000	5.000%, 10/01/47	10/27 at 100.00	BBB+	1,148,070
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A1	6,928,397
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	A1	3,750,300
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
2,475	4.000%, 1/01/38	1/28 at 100.00	AA	2,795,785
4,470	4.000%, 1/01/42	1/28 at 100.00	AA	5,000,723
170	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson	No Opt. Call	A3	174,352
	Landing Project, Series 2005A, 6.000%, 6/01/20
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,586,129
	Saint Luke’s Health System, Inc, Series 2016, 5.000%, 11/15/35
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/27 at 100.00	A1	1,657,208
	Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	12,970,766
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
3,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	3,912,534
	BJC Health System, Series 2015A, 4.000%, 1/01/45

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	$ 1,622,415
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50
	(Mandatory Put 1/01/46)
14,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	15,191,540
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (UB) (5)
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	18,865,477
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2019A:
4,165	4.000%, 11/15/44	5/29 at 100.00	A2	4,595,161
4,220	4.000%, 11/15/49	5/29 at 100.00	A2	4,651,031
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
2,220	5.000%, 11/15/42	11/27 at 100.00	AA–	2,642,910
3,000	5.000%, 11/15/47	11/27 at 100.00	AA–	3,544,350
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/24 at 100.00	A+	3,220,020
	SSM Health Care, Series 2014A, 4.000%, 6/01/33
10,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	10,751,200
	Hospital, Series 2017A, 4.000%, 5/15/42
4,155	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 100.00	BBB	4,577,979
	Services Projects, Series 2014A, 5.000%, 2/01/35
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2016A:
1,900	5.000%, 2/01/36	2/26 at 100.00	BBB	2,173,391
2,550	5.000%, 2/01/46	2/26 at 100.00	BBB	2,870,357
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	A1	553,840
	University, Series 2019A, 4.000%, 10/01/48
7,085	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds,	6/26 at 100.00	A2	8,421,656
	Prairie State Power Project, Refunding Series 2016A, 5.000%, 12/01/34
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of
	Participation, Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA+	1,864,392
2,535	5.000%, 12/01/32	12/25 at 100.00	AA+	2,998,702
220	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	244,790
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
7,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	8,202,070
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
140,085	Total Missouri			150,883,865
	Montana – 0.4% (0.3% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran	5/25 at 102.00	N/R	1,590,109
	Corporation, Series 2017A, 5.250%, 5/15/47
3,310	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,930,692
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	5,683,485
	Regional Medical Center, Series 2018B, 5.000%, 7/01/48
2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System	2/27 at 100.00	A+	2,987,743
	Obligated Group, Refunding Series 2016, 5.000%, 2/15/41
1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	2,201,096
	Series 2018A, 5.000%, 8/15/48
14,155	Total Montana			16,393,125

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.8% (0.5% of Total Investments)
$ 2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	$ 2,845,320
	5.000%, 9/01/42
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	5/27 at 100.00	A1	3,486,690
	Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
3,500	5.000%, 11/01/45	11/25 at 100.00	A	3,972,220
1,400	5.000%, 11/01/48	11/25 at 100.00	A	1,585,500
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A–	2,395,231
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,373,160
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,545,084
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,354,700
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Series 2018:
1,000	5.000%, 7/01/32	7/25 at 100.00	BBB	1,145,340
820	5.000%, 7/01/33	7/25 at 100.00	BBB	937,563
2,000	5.000%, 7/01/34	7/25 at 100.00	BBB	2,283,060
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series	10/26 at 100.00	A	6,047,481
	2016A, 5.000%, 4/01/38
29,880	Total Nebraska			33,971,349
	Nevada – 4.6% (3.0% of Total Investments)
6,030	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	BBB+	6,983,162
	Series 2017A, 5.000%, 9/01/47
27,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B,	1/20 at 100.00	A+	27,184,410
	5.750%, 7/01/42
7,525	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax	6/28 at 100.00	AA+	9,085,008
	Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
4,915	5.000%, 7/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+ (4)	4,944,932
4,160	5.000%, 7/01/26 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+ (4)	4,185,334
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
12,265	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	12,338,100
35,860	5.250%, 7/01/42	1/20 at 100.00	A+	36,068,705
365	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	397,401
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada,
	Refunding Series 2016:
2,300	4.000%, 9/01/26	No Opt. Call	N/R	2,437,333
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,599,222
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,764,618
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	3,024,010
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA+	10,539,100
	2011C, 5.000%, 6/01/38
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding
	Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA+	5,829,200
10,000	5.000%, 6/01/33	12/24 at 100.00	AA+	11,639,400
6,620	5.000%, 6/01/39	12/24 at 100.00	AA+	7,626,439
11,915	5.000%, 6/01/39 (UB) (5)	12/24 at 100.00	AA+	13,726,437

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond
	Trust 2015-XF0233:
$ 1,000	14.778%, 12/01/22, 144A (IF) (5)	12/24 at 100.00	AA+	$ 1,608,140
3,995	14.871%, 12/01/22, 144A (IF) (5)	12/24 at 100.00	AA+	6,423,001
1,250	14.879%, 6/01/39, 144A (IF) (5)	12/24 at 100.00	AA+	2,010,175
1,250	14.879%, 6/01/39, 144A (IF) (5)	12/24 at 100.00	AA+	2,010,175
2,500	14.879%, 6/01/39, 144A (IF) (5)	12/24 at 100.00	AA+	4,020,350
4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA+	4,438,168
	5.000%, 6/01/42
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors
	Authority, Refunding Series 2011:
395	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	419,498
530	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	562,871
7,615	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (4)	8,093,831
173,695	Total Nevada			189,959,020
	New Hampshire – 0.2% (0.1% of Total Investments)
1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord	10/27 at 100.00	A2	1,763,820
	Hospital, Series 2017, 5.000%, 10/01/47
	New Hampshire Health and Education Facilities Authority, Revenue Bonds,
	Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,115	5.000%, 8/01/36	2/28 at 100.00	A	1,347,868
2,935	5.000%, 8/01/37	2/28 at 100.00	A	3,535,853
5,550	Total New Hampshire			6,647,541
	New Jersey – 6.3% (4.0% of Total Investments)
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	24,961,252
	Refunding Series 2016BBB, 5.500%, 6/15/30
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2014UU:
5,515	5.000%, 6/15/30	6/24 at 100.00	BBB+	6,139,408
5,000	5.000%, 6/15/40	6/24 at 100.00	BBB+	5,477,200
1,005	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	1,132,133
	2017DDD, 5.000%, 6/15/42
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	7,292,083
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
10,600	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	BBB+	12,384,086
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
6,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	6/27 at 100.00	A2	7,007,100
	Refunding Series 2017, 5.000%, 6/01/42 – AGM Insured
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	12/19 at 100.00	BB+	2,026,403
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack	7/27 at 100.00	AA–	3,014,600
	Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	A1	814,356
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	A1	12,925,622
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	784,926
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
3,050	5.000%, 6/15/28	6/26 at 100.00	Baa1	3,594,486
7,795	5.000%, 6/15/29	6/26 at 100.00	Baa1	9,147,510

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
$ 5,000	0.000%, 12/15/26	No Opt. Call	BBB+	$ 4,197,900
16,495	0.000%, 12/15/33	No Opt. Call	BBB+	10,838,205
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
1,815	0.000%, 12/15/26 – BHAC Insured	No Opt. Call	AA+	1,572,843
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB+	7,345,300
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	A–	26,032,660
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB+	27,713,700
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB+	5,848,400
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	5,654,550
	2010D, 5.000%, 12/15/23
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB+	2,442,848
	2011B, 5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB+	1,060,240
	2012A, 5.000%, 6/15/42
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2013AA:
5,500	5.000%, 6/15/29	6/23 at 100.00	BBB+	6,028,165
7,500	5.500%, 6/15/39	6/23 at 100.00	BBB+	8,232,075
4,715	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	4,901,620
	2019BB, 4.000%, 6/15/50
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 –	No Opt. Call	A2	17,134,600
	AGM Insured
1,160	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	1,324,488
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
810	14.027%, 1/01/43, 144A (Pre-refunded 7/01/22) (IF) (5)	7/22 at 100.00	A2 (4)	1,117,233
505	14.027%, 1/01/43, 144A (IF) (5)	7/22 at 100.00	A2	696,547
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	A2	1,716,330
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%,	No Opt. Call	Aa2	2,718,300
	9/01/25 – NPFG Insured
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38	5/23 at 100.00	A+	2,222,800
910	5.000%, 5/01/43	5/23 at 100.00	A+	1,010,064
15,235	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	17,721,200
	Bonds, Series 2018A, 5.250%, 6/01/46
2,615	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,882,959
	Bonds, Series 2018B, 5.000%, 6/01/46
277,805	Total New Jersey			257,114,192
	New York – 6.5% (4.2% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	BB	2,762,060
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	3,156,360
	2011A, 5.000%, 10/01/41
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A2 (4)	7,653,887
	Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured
12,830	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	14,563,461
	Series 2015A, 5.000%, 7/01/50
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/22 at 100.00	AA–	3,488,032
	2012A, 5.000%, 7/01/42
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/23 at 100.00	AA–	4,468,440
	2013A, 5.000%, 7/01/43

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	$ 1,180,110
	Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A
14,075	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/25 at 100.00	AA+	16,313,066
	General Purpose Series 2015B Group C, 5.000%, 2/15/36
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
445	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	468,354
9,670	5.250%, 2/15/47	2/21 at 100.00	AA–	10,138,318
1,295	5.750%, 2/15/47	2/21 at 100.00	AA–	1,366,121
2,105	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	2,228,816
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	13,649,300
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,122,915
780	5.000%, 9/01/44	9/24 at 100.00	A	886,072
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,145,500
	2018, 5.000%, 9/01/37
7,240	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A (4)	7,666,581
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
15,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	16,444,353
	5.000%, 9/01/42
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	3,707,900
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/23 at 100.00	AA– (4)	1,144,490
	of Rochester Project, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
710	5.375%, 6/15/43	12/20 at 100.00	AA+	742,142
1,390	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (4)	1,456,067
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	8,011,658
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	6,067,750
	General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/27 at 100.00	AA	3,945,900
	Fiscal 2018, Series 2017S-1, 4.000%, 7/15/36
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,580,050
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,088,000
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/41
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	Aa1	12,255,500
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/40
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	AA	2,445,261
	5.000%, 12/01/41
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	12/19 at 100.00	AA	10,033
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	12/19 at 100.00	AA	5,020
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	26,396,677
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	6,946,752
	Center Project, Series 2011, 5.750%, 11/15/51
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/22 at 100.00	AAA	5,244,585
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Tender Option Bond Trust, 11.375%, 6/15/26, 144A (IF) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 10,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	$ 11,656,900
	Series 2016A, 5.250%, 1/01/56
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	2,318,889
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	4,462,450
	Seventy Ninth Series 2013, 5.000%, 12/01/38
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eight Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB+	8,943,044
3,710	6.000%, 12/01/42	12/20 at 100.00	BBB+	3,886,893
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	AA–	11,126,289
	Refunding Bonds, Tender Option Bond Trust 2016-XL0003, 6.134%, 11/15/21, 144A (IF) (5)
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	5,763,800
	Refunding Series 2015A, 5.000%, 11/15/50
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,
	Refunding Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	8,019,404
1,105	0.000%, 11/15/32	No Opt. Call	A+	797,777
5,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	4,991,200
244,040	Total New York			265,716,177
	North Carolina – 1.1% (0.7% of Total Investments)
3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond	7/20 at 100.00	AAA	3,814,728
	Trust 2016-XL0012, 11.269%, 7/01/38, 144A (IF) (5)
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,043,120
	Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42
3,440	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	A+	3,928,480
	Center, Series 2017, 5.000%, 10/01/47
9,485	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/25 at 100.00	AA+	11,033,331
	Project, Series 2015 A, 5.000%, 10/01/55 (UB) (5)
2,720	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	2,982,018
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA	5,412,400
	University Health System, Series 2012A, 5.000%, 6/01/42
8,275	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	9,201,883
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant	6/22 at 100.00	A+ (4)	1,596,324
	Health, Refunding Series 2012A, 5.000%, 6/01/36 (Pre-refunded 6/01/22)
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
3,300	5.000%, 10/01/31	10/22 at 100.00	A2	3,602,742
1,500	5.000%, 10/01/38	10/22 at 100.00	A2	1,625,160
39,730	Total North Carolina			44,240,186
	North Dakota – 1.2% (0.8% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	5,501,945
	Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding
	Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A2	1,642,335
3,910	6.250%, 11/01/31	11/21 at 100.00	A2	4,294,509
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	1,072,327
	Obligated Group, Series 2012, 5.000%, 12/01/35

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2017A:
$ 1,000	5.000%, 12/01/37	12/27 at 100.00	Baa2	$ 1,156,510
8,525	5.000%, 12/01/42	12/27 at 100.00	Baa2	9,738,960
7,070	4.000%, 12/01/47	12/27 at 100.00	Baa2	7,390,978
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	965,268
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley	No Opt. Call	N/R	545,725
	Homes Obligated Group, Series 2016A, 5.125%, 12/01/24
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
11,065	5.000%, 6/01/43	6/28 at 100.00	BBB–	12,554,128
2,610	5.000%, 6/01/48	6/28 at 100.00	BBB–	2,942,879
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	624,800
	Project, Series 2013, 7.750%, 9/01/38 (7)
44,595	Total North Dakota			48,430,364
	Ohio – 9.1% (5.8% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	Baa2	3,559,553
8,255	5.250%, 11/15/46	11/26 at 100.00	Baa2	9,671,063
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	341,280
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
860	4.000%, 5/01/33	5/22 at 100.00	A2	894,374
650	5.000%, 5/01/33	5/22 at 100.00	A2	701,623
800	5.000%, 5/01/42	5/22 at 100.00	A2	856,048
10,990	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding &	11/24 at 100.00	A2	12,368,915
	Improvement Series 2015A, 5.000%, 11/01/43
8,655	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A2	9,494,102
	4.000%, 8/01/38
2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B,	6/27 at 100.00	A+	3,253,140
	5.000%, 6/01/42
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
6,765	5.125%, 6/01/24	11/19 at 100.00	Caa3	6,774,336
4,315	5.375%, 6/01/24	11/19 at 100.00	Caa3	4,319,747
23,850	5.875%, 6/01/30	11/19 at 100.00	Caa3	23,915,349
37,190	5.750%, 6/01/34	11/19 at 100.00	Caa3	37,236,859
15,805	6.000%, 6/01/42	11/19 at 100.00	B–	15,895,088
33,485	5.875%, 6/01/47	11/19 at 100.00	B–	33,699,974
1,500	6.500%, 6/01/47	11/19 at 100.00	B–	1,534,065
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	CCC+	14,925,362
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%,	11/20 at 100.00	A (4)	6,244,920
	11/01/29 (Pre-refunded 11/01/20)
5,000	Cleveland Clinic Health System Obligated Group, Martin County Health Facilities	1/29 at 100.00	AA	5,592,850
	Authority, Ohio, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
7,060	5.000%, 12/01/51	6/23 at 100.00	A1	7,766,141
10,480	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	11,861,578

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,165	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities	6/26 at 100.00	AA	$ 5,704,019
	Construction & Improvement Series 2018, 4.000%, 12/01/38
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	6,203,663
	Project, Series 2013, 5.000%, 6/15/43
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	1,567,257
	Improvement Series 2012A, 5.000%, 11/01/42
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2	6,739,215
	5.000%, 11/15/41
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project,
	Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB–	1,687,800
1,120	5.000%, 1/01/52	1/27 at 100.00	BBB–	1,254,098
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding &
	Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	BBB–	3,811,511
6,000	5.000%, 1/01/51	1/26 at 100.00	BBB–	6,630,840
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
6,920	5.000%, 1/01/38	1/23 at 100.00	Aa3	7,600,098
14,850	5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	Aa3	16,309,458
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
875	14.625%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	1,218,971
1,050	14.625%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	1,462,766
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	2,525,312
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
5,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/28 at 100.00	A2	5,923,050
	Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/45
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	7,928,760
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding	11/24 at 100.00	AA+	23,986,620
	& Improvement Series 2014, 5.000%, 11/15/49
9,365	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/28 at 100.00	A2	11,210,561
	2018A, 5.000%, 12/01/48
19,515	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+	21,483,868
	Series 2013A-1, 5.000%, 2/15/48
7,550	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	8,558,227
	Convertible Series 2013A-3, 0.000%, 2/15/36 (6)
9,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/28 at 100.00	A+	9,853,650
	Series 2018A, 4.000%, 2/15/46
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB–	147,249
130	6.000%, 12/01/42	12/22 at 100.00	BB–	140,335
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	Aa3	5,202,514
	Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	3,911,743
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
344,870	Total Ohio			371,967,952

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.3% (0.2% of Total Investments)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
$ 2,205	5.250%, 8/15/48	8/28 at 100.00	BB+	$ 2,618,261
4,080	5.500%, 8/15/52	8/28 at 100.00	BB+	4,896,735
3,190	5.500%, 8/15/57	8/28 at 100.00	BB+	3,804,043
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,289,880
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
10,600	Total Oklahoma			12,608,919
	Oregon – 1.0% (0.7% of Total Investments)
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred
	Interest Series 2017A:
760	0.000%, 6/15/38 (6)	6/27 at 100.00	Aa1	890,294
2,750	0.000%, 6/15/39 (6)	6/27 at 100.00	Aa1	3,214,585
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds,
	Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,589,698
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	2,064,704
7,420	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	8,636,435
	5.000%, 6/01/46
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding
	Series 2016A:
6,240	5.000%, 10/01/35	10/26 at 100.00	BBB+	7,239,773
2,260	5.000%, 10/01/46	10/26 at 100.00	BBB+	2,572,468
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien	11/23 at 100.00	Aa1	10,032,009
	Series 2013A, 5.000%, 11/15/38
5,265	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project,	5/26 at 100.00	A+	6,095,448
	Refunding Series 2016A, 5.000%, 5/15/46
36,600	Total Oregon			42,335,414
	Pennsylvania – 6.1% (3.9% of Total Investments)
15,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	17,617,200
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water
	Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	A2	3,002,969
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	A2	2,949,781
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	A2	2,901,787
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	A2	2,787,884
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	A2	3,614,233
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	A2	2,338,840
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	A2	2,469,360
1,200	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/27 at 100.00	A+	1,420,896
	Medical Center Project, Series 2018A, 5.000%, 11/15/42
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Jefferson Health System, Series 2010A:
1,835	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	1,872,452
5,165	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	5,269,023
895	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	1,091,936
	Settlement, Series 2018, 5.000%, 6/01/34
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	2,304,800
	Health System Project, Series 2012A, 5.000%, 6/01/42
26,595	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A	32,042,986
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series	1/20 at 100.00	AA (4)	3,521,595
	2010E, 5.000%, 1/01/40 (Pre-refunded 1/01/20) – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue	No Opt. Call	A1	$ 1,322,486
	Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A:
1,315	4.625%, 12/01/44	12/21 at 100.00	A2	1,371,663
2,685	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	2,872,306
4,915	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement	6/27 at 100.00	N/R	5,122,364
	Community, Series 2017A, 5.000%, 12/01/47
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	3,270,534
5,180	0.000%, 12/01/32	No Opt. Call	A	3,649,310
9,270	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	10,404,555
	Concession, Series 2013A, 5.125%, 12/01/47
5,410	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	6,369,410
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	1,091,050
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/44
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	5,577,450
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
4,710	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	5,486,397
	Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	12/19 at 100.00	N/R	157,552
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23
153	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	38,095
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23
	(cash 5.000%, PIK 5.000%)
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/22 at 100.00	Ba1	1,676,268
	Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1,
	4.000%, 11/01/32
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
1,250	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	1,307,913
5,725	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	5,990,239
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
965	5.000%, 12/01/41	12/21 at 100.00	A2	1,020,960
1,035	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,117,355
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	A2	3,387,749
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/36
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	21,880,614
	2009E, 6.375%, 12/01/38
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	6,437,954
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1,	6/26 at 100.00	A1	7,409,495
	5.000%, 12/01/41
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	24,441,148
	6.250%, 6/01/33 – AGM Insured
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities,	7/27 at 100.00	BB	1,619,325
	Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A,
	5.000%, 7/01/37
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	547,758
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 26,765	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health	5/20 at 100.00	N/R (4)	$ 27,304,047
	System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40
	(Pre-refunded 5/15/20)
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%,	8/20 at 100.00	A– (4)	1,480,461
	8/01/41 (Pre-refunded 8/01/20)
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%,	No Opt. Call	A1 (4)	4,296,020
	8/01/27 – AMBAC Insured (ETM)
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	A1	3,500,443
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31	12/21 at 100.00	AA (4)	1,220,265
	(Pre-refunded 12/01/21) – AGM Insured
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	BB+	1,998,920
	Series 2012B, 4.000%, 1/01/33
226,403	Total Pennsylvania			248,575,848
	Puerto Rico – 0.5% (0.3% of Total Investments)
9,647	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	1,764,517
	Series 2007A Sr. Bond, 0.000%, 8/01/54
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS,	12/19 at 100.00	D	640,081
	5.000%, 7/01/25 – NPFG Insured
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,059,420
	7/01/24 – NPFG Insured
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	1,375,835
	5.250%, 7/01/23 – NPFG Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,096,410
	5.250%, 7/01/31 – AMBAC Insured
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	12/19 at 100.00	A2	4,445,383
	4.500%, 12/01/23
9,192	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	9,672,742
	2018A-1, 5.000%, 7/01/58
1,315	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,337,999
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
28,384	Total Puerto Rico			21,392,387
	Rhode Island – 0.7% (0.4% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	1,508,003
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/19 at 14.61	CCC–	23,354,309
	Bonds, Series 2007A, 0.000%, 6/01/52
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A,	4/26 at 100.00	A	2,596,913
	5.000%, 10/01/40
177,940	Total Rhode Island			27,459,225
	South Carolina – 3.9% (2.5% of Total Investments)
3,050	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2019,	7/29 at 100.00	A+	3,769,861
	5.000%, 7/01/43
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	A	1,488,376
6,820	5.000%, 11/01/46	5/26 at 100.00	A	7,823,836
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	20,412,752
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	11,295,150

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod
	Health Projects, Refunding & Improvement Series 2018:
$ 19,130	5.000%, 11/01/43	5/28 at 100.00	AA–	$ 22,779,430
6,000	5.000%, 11/01/48	5/28 at 100.00	AA–	7,122,240
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	409,282
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	11,553,300
	Series 2016B, 5.000%, 12/01/56
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	22,689,036
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
3,850	5.000%, 12/01/39	12/24 at 100.00	A–	4,372,137
4,000	5.000%, 12/01/46	12/24 at 100.00	A–	4,508,800
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	7,581,103
	2013A, 5.125%, 12/01/43
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations,
	Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A–	2,227,360
17,240	5.500%, 12/01/54	6/24 at 100.00	A–	19,571,538
7,500	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	8,993,475
4,500	Spartanburg Regional Health Services District, Inc, Hospital Refunding Revenue Bonds,	4/22 at 100.00	A3	4,825,440
	South Carolina, Series 2012A, 5.000%, 4/15/32
154,955	Total South Carolina			161,423,116
	South Dakota – 0.9% (0.6% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,
	Series 2017:
3,000	5.000%, 11/01/42	11/26 at 100.00	BB	3,168,270
3,150	5.125%, 11/01/47	11/26 at 100.00	BB	3,334,716
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health	7/24 at 100.00	A1	9,829,600
	System, Series 2014, 5.000%, 7/01/44
4,930	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	5,776,333
	Refunding Series 2017, 5.000%, 7/01/46
3,565	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A2	4,000,501
	Series 2014B, 5.000%, 11/01/44
8,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A2	9,394,098
	Series 2015, 5.000%, 11/01/45
31,705	Total South Dakota			35,503,518
	Tennessee – 1.1% (0.7% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	11,962,777
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
2,180	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	Baa1	2,618,136
	Ballad Health, Series 2018A, 5.000%, 7/01/35
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	8/22 at 100.00	Baa1	2,222,539
	Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42
75	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue	7/23 at 100.00	Baa1 (4)	76,281
	Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 7/01/23) – NPFG Insured
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc, Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB	5,760,550
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB	1,135,030

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc, Series 2017:
$ 445	5.000%, 4/01/31	4/27 at 100.00	BBB	$ 524,188
1,745	5.000%, 4/01/36	4/27 at 100.00	BBB	2,024,060
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
2,225	5.000%, 10/01/41	10/26 at 100.00	BBB	2,557,193
1,000	5.000%, 10/01/45	10/26 at 100.00	BBB	1,142,320
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	12,683,660
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
2,120	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	2,124,918
	Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series
	1996, 6.000%, 12/01/19 – AMBAC Insured
39,525	Total Tennessee			44,831,652
	Texas – 12.5% (8.0% of Total Investments)
18,000	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/48 –	2/28 at 100.00	A1	21,381,120
	AGM Insured
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	17,032,906
	11/15/45 (UB) (5)
2,500	Capital Area Cultural Education Facilities Finance Corporation, Revenue Bonds, The Roman	4/20 at 100.00	Baa1	2,543,550
	Catholic Diocese of Austin, Texas,Series 2005B Remarketed, 6.125%, 4/01/45
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds,	No Opt. Call	Baa2	745,140
	Refunding Series 2002, 0.000%, 8/15/32 – FGIC Insured
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	Baa1	1,440,324
	2013A, 5.000%, 1/01/43
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
2,080	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	2,188,264
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,054,790
6,940	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	7,340,160
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	8,752,075
	5.000%, 1/01/45
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,981,845
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,029,730
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties,	No Opt. Call	Aaa	2,388,200
	Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	6,752,354
	Improvement Series 2012C, 5.000%, 11/01/45
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	175,776
	2014A, 5.250%, 9/01/44
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds,	8/26 at 100.00	Aaa	4,350,719
	School Building Series 2017, 5.000%, 8/15/42
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011,	8/20 at 100.00	A	1,542,855
	5.250%, 8/15/33
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
15,000	5.000%, 4/01/53 (UB) (5)	10/23 at 100.00	AA	16,679,400
16,920	5.000%, 4/01/53	10/23 at 100.00	AA	18,814,363
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,334,673
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA	$ 9,571,016
	Option Bond Trust 2015-XF0228, 14.747%, 11/01/44, 144A (IF) (5)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	3,049,100
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,650,043
	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A:
13,890	5.000%, 8/15/43	2/28 at 100.00	Aa2	16,739,533
2,000	4.000%, 8/15/48	2/28 at 100.00	Aa2	2,231,900
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender	No Opt. Call	AAA	7,770,253
	Options Bond Trust 2015-XF2184, 12.177%, 8/15/28, 144A – AGM Insured (IF) (5)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	549,628
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	1,045,028
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	1,105,363
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	2,866,030
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	3,902,263
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	A2	2,163,758
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	A2	768,660
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,427,780
2,710	5.000%, 7/01/48	7/28 at 100.00	A	3,271,349
4,550	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B,	7/22 at 100.00	A	4,972,923
	5.000%, 7/01/31
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%,	No Opt. Call	A	1,133,916
	7/01/24 – AGM Insured
6,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (4)	6,467,340
	11/15/40 (Pre-refunded 11/15/21)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	A2	1,408,425
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A	9,774,548
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,219,399
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	3,033,705
	Refunding Series 2012A, 5.000%, 8/01/46
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011,	3/21 at 100.00	Aa3	2,448,787
	5.000%, 3/01/41 – AGM Insured
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	3,181,056
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	4,339,200
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB+	3,104,490
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	9,514,872
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,960,919
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,989,972
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding
	Series 2017:
16,285	5.000%, 1/01/36	1/27 at 100.00	A3	18,911,770
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	A2	11,681,440

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
$ 2,100	5.000%, 9/15/43	9/25 at 100.00	BBB–	$ 2,327,766
1,815	5.000%, 9/15/48	9/25 at 100.00	BBB–	2,007,190
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	11/24 at 102.00	BB+	937,151
	Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%, 11/15/31
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	4,603,127
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	2,346,842
7,990	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	10,849,541
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	4,954,800
	Appreciation Series 2008I, 6.500%, 1/01/43
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,813,581
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A+	11,284,564
12,205	5.000%, 1/01/45	1/25 at 100.00	A+	13,854,750
5,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018,	1/28 at 100.00	A	5,935,600
	5.000%, 1/01/48
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A	7,274,887
4,000	5.000%, 1/01/34	1/25 at 100.00	A	4,623,600
4,000	5.000%, 1/01/35	1/25 at 100.00	A	4,616,280
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	Baa2	2,380,905
	Edwards University Project, Series 2016, 4.000%, 6/01/36
3,170	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist	10/20 at 100.00	AA– (4)	3,279,936
	University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	11/21 at 100.00	AA–	2,567,204
	Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A	3,881,940
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
430	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	444,349
5,350	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	5,528,530
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	8/23 at 100.00	AA–	4,426,280
	Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,943,350
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
14,815	5.000%, 12/15/27	12/22 at 100.00	BBB	16,197,091
7,925	5.000%, 12/15/28	12/22 at 100.00	BBB	8,648,394
6,550	5.000%, 12/15/30	12/22 at 100.00	BBB	7,120,505
2,340	5.000%, 12/15/32	12/22 at 100.00	BBB	2,536,958
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,715,650
	Series 2012A, 5.000%, 4/01/31
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	19,114,200
	Tier Refunding Series 2012A, 5.000%, 8/15/41
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/24 at 100.00	A–	8,378,809
	Tier Refunding Series 2015B, 5.000%, 8/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second
	Tier Refunding Series 2015C:
$ 3,650	5.000%, 8/15/33	8/24 at 100.00	BBB+	$ 4,138,261
1,600	5.000%, 8/15/37	8/24 at 100.00	BBB+	1,801,024
48,905	5.000%, 8/15/42	8/24 at 100.00	BBB+	54,651,827
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	3,600,440
	2002A, 0.000%, 8/15/25 – AMBAC Insured
7,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/29 at 100.00	AAA	8,441,700
	Trust Series 2019A, 4.000%, 10/15/49
1,550	West Harris County Regional Water Authority, Texas, Water System Revenue Bonds,	12/29 at 100.00	A1	1,752,244
	Refunding Series 2019C, 4.000%, 12/15/45
475,655	Total Texas			509,761,986
	Utah – 0.6% (0.4% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series	3/20 at 100.00	AA (4)	5,832,922
	2010A, 5.000%, 3/01/33 (Pre-refunded 3/01/20) – AGC Insured
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A2	4,244,802
1,975	5.000%, 7/01/47	7/27 at 100.00	A2	2,341,264
4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A2	4,818,160
	5.000%, 7/01/48
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter
	Academies Project, Series 2018:
1,000	5.000%, 10/15/38	10/27 at 100.00	AA	1,177,000
2,320	5.000%, 10/15/43	10/27 at 100.00	AA	2,704,331
2,040	5.000%, 10/15/48	10/27 at 100.00	AA	2,366,114
20,655	Total Utah			23,484,593
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding
	Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	A+	1,080,170
10,000	5.000%, 10/01/45	10/25 at 100.00	A+	11,636,200
11,000	Total Vermont			12,716,370
	Virginia – 2.2% (1.4% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	426,224
	Appreciation Series 2012B, 0.000%, 7/15/40 (6)
4,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	4,416,120
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	A+ (4)	1,999,854
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
11,960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	12,778,423
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	4,238,430
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
32,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	41,456,640
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	23,992,740
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 2,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	$ 2,128,560
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B,
	4.000%, 11/01/33
	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion
	Health System Obligated Group, Series 2005B:
5	5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (4)	5,125
245	5.000%, 7/01/38	7/20 at 100.00	Aa3	249,792
77,440	Total Virginia			91,691,908
	Washington – 3.3% (2.1% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/26 at 100.00	Aa1	8,351,070
	Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	Aa3	10,898,938
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured
8,075	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/28 at 100.00	A2	9,586,155
	Bonds, Refunding Series 2018, 5.000%, 12/01/43
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/26 at 100.00	A–	4,952,388
	Bonds, Valley Medical Center, Refunding Series 2016, 5.000%, 12/01/36
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	15,948,600
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A,	10/24 at 100.00	A+	3,407,550
	5.000%, 4/01/40
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series	12/23 at 100.00	AA	1,374,375
	2014, 5.000%, 12/01/44
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	A	13,794,033
	Bonds, Series 2013A, 5.000%, 12/01/38
5,250	Tacoma, Washington, Sewer Revenue Bonds, Series 2018, 4.000%, 12/01/48	12/28 at 100.00	Aa2	5,863,673
8,310	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	8,631,763
	Research Center, Series 2011A, 5.625%, 1/01/35
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	4,619,547
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &
	Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,396,840
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,548,200
3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	3,439,471
	Refunding Series 2012B, 5.000%, 10/01/30
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	8,953,170
	Series 2012A, 5.000%, 10/01/42
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,	1/25 at 102.00	BB	552,970
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%,
	1/01/46, 144A
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%,	No Opt. Call	AA+	7,762,140
	6/01/28 – FGIC Insured
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,835,461
126,970	Total Washington			133,916,344
	West Virginia – 1.0% (0.6% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United
	Health System Obligated Group, Refunding & Improvement Series 2013A:
3,000	5.375%, 6/01/38	6/23 at 100.00	A	3,335,340
16,845	5.500%, 6/01/44	6/23 at 100.00	A	18,757,076
9,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	10,523,520
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 3,500	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	$ 4,103,260
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
2,050	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail	No Opt. Call	N/R	2,164,656
	and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured
34,395	Total West Virginia			38,883,852
	Wisconsin – 3.1% (2.0% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
43	0.000%, 1/01/46, 144A	No Opt. Call	N/R	1,457
43	0.000%, 1/01/47, 144A	No Opt. Call	N/R	1,409
42	0.000%, 1/01/48, 144A	No Opt. Call	N/R	1,406
42	0.000%, 1/01/49, 144A	No Opt. Call	N/R	1,393
41	0.000%, 1/01/50, 144A	No Opt. Call	N/R	1,344
45	0.000%, 1/01/51, 144A	No Opt. Call	N/R	1,474
1,176	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	1,043,400
45	0.000%, 1/01/52, 144A	No Opt. Call	N/R	1,433
44	0.000%, 1/01/53, 144A	No Opt. Call	N/R	1,414
44	0.000%, 1/01/54, 144A	No Opt. Call	N/R	1,390
43	0.000%, 1/01/55, 144A	No Opt. Call	N/R	1,365
43	0.000%, 1/01/56, 144A	No Opt. Call	N/R	1,349
42	0.000%, 1/01/57, 144A	No Opt. Call	N/R	1,325
42	0.000%, 1/01/58, 144A	No Opt. Call	N/R	1,299
42	0.000%, 1/01/59, 144A	No Opt. Call	N/R	1,288
41	0.000%, 1/01/60, 144A	No Opt. Call	N/R	1,258
41	0.000%, 1/01/61, 144A	No Opt. Call	N/R	1,225
40	0.000%, 1/01/62, 144A	No Opt. Call	N/R	1,206
40	0.000%, 1/01/63, 144A	No Opt. Call	N/R	1,183
39	0.000%, 1/01/64, 144A	No Opt. Call	N/R	1,172
39	0.000%, 1/01/65, 144A	No Opt. Call	N/R	1,143
39	0.000%, 1/01/66, 144A	No Opt. Call	N/R	1,088
501	0.000%, 1/01/67, 144A	No Opt. Call	N/R	13,359
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
6,000	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	6,697,080
2,335	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	2,576,089
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	4/23 at 100.00	AA–	4,500,529
	2013A, 5.000%, 4/01/38
1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	4/20 at 100.00	Aa3 (4)	1,264,502
	Care, Inc, Series 2010A, 5.625%, 4/15/39 (Pre-refunded 4/15/20)
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (4)	7,210,836
	Care, Inc, Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA–	1,090,151
	Inc Obligated Group, Series 2012A, 5.000%, 4/01/42
18,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic	2/27 at 100.00	A–	20,944,873
	Health System, Inc, Series 2017C, 5.000%, 2/15/47
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,076,890
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,075,960
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	5,015,785
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	2,307,860
	Series 2016B, 5.000%, 2/15/35
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	8,097,064
	Inc, Series 2012, 5.000%, 6/01/39
900	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital	No Opt. Call	A1	948,636
	Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	$ 2,923,745
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
1,000	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	A1	1,059,840
	Lutheran, Series 2011A, 5.250%, 10/15/39
5,140	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	5,683,761
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (4)	2,833,100
	Health Care, Inc, Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Benevolent Corporation Cedar Community, Series 2017:
1,110	5.000%, 6/01/37	6/25 at 103.00	N/R	1,201,564
955	5.000%, 6/01/41	6/25 at 103.00	N/R	1,028,745
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30	9/27 at 100.00	BBB–	1,172,120
1,110	5.000%, 9/01/31	9/27 at 100.00	BBB–	1,294,682
1,100	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,276,748
1,725	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,994,031
1,775	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,043,362
1,910	5.000%, 9/01/35	9/27 at 100.00	BBB–	2,188,936
2,065	5.000%, 9/01/36	9/27 at 100.00	BBB–	2,356,248
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	2/26 at 100.00	A–	9,563,010
	Marshfield Clinic, Series 2016A, 5.000%, 2/15/46
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	5,861,200
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc, Series 2018A:
2,500	5.000%, 9/15/45	9/23 at 100.00	BBB–	2,624,175
5,455	5.000%, 9/15/50	9/23 at 100.00	BBB–	5,715,913
10,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	A1	11,496,576
	ThedaCare Inc, Series 2015, 5.000%, 12/15/44
115,417	Total Wisconsin			126,208,391
	Wyoming – 0.3% (0.2% of Total Investments)
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding	9/23 at 100.00	BB+	10,223,194
	Series 2013A, 5.000%, 9/01/37
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	A–	2,132,800
1,000	6.000%, 12/01/36	12/21 at 100.00	A–	1,076,920
12,625	Total Wyoming			13,432,914
$ 6,271,674	Total Long-Term Investments (cost $5,716,515,654)			6,347,401,357

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.7% (0.4% of Total Investments)
	Minnesota – 0.7% (0.4% of Total Investments)
$ 5,200	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Variable Rate Demand	11/19 at 100.00	AA	$ 5,200,000
	Obligation Series 1997B, 1.160%, 12/01/27 (8)
23,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic Series 2008A, Variable	10/19 at 100.00	AA	23,000,000
	Rate Demand Obligations, 2.100%, 11/15/38 (8)
28,200	Total Minnesota			28,200,000
$ 28,200	Total Short-Term Investments (cost $28,200,000)			28,200,000
	Total Investments (cost $5,744,715,654) – 155.8%			6,375,601,357
	Floating Rate Obligations – (2.3)%			(94,660,000)
	MuniFund Preferred Shares, net of deferred offering costs – (23.4)% (9)			(955,878,372)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (31.4)% (10)			(1,283,317,135)
	Other Assets Less Liabilities – 1.3%			51,642,698
	Net Assets Applicable to Common Shares – 100%			$ 4,093,388,548

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 15.0%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2019

	NAD	NEA
Assets
Long-term investments, at value (cost $4,536,946,561 and $5,716,515,654, respectively)	$5,006,870,376	$6,347,401,357
Short-term investments, at value (cost approximates value)	4,000,000	28,200,000
Receivable for:
Dividends	560	—
Interest	65,666,942	80,527,231
Investments sold	19,710,257	57,933,229
Other assets	1,212,240	1,880,085
Total assets	5,097,460,375	6,515,941,902
Liabilities
Cash overdraft	2,368,319	4,061,760
Floating rate obligations	80,270,000	94,660,000
Payable for:
Dividends	10,291,631	13,369,007
Interest	1,448,305	527,153
Investments purchased	6,296,717	65,795,514
Offering costs	109,385	95,411
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering
costs (liquidation preference $545,500,000 and $—, respectively)	545,071,696	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $607,000,000 and $958,000,000, respectively)	606,665,990	955,878,372
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $632,000,000 and $1,290,300,000, respectively)	629,864,721	1,283,317,135
Accrued expenses:
Management fees	2,380,268	3,007,711
Trustees fees	850,776	1,115,411
Other	569,713	725,880
Total liabilities	1,886,187,521	2,422,553,354
Net assets applicable to common shares	$3,211,272,854	$4,093,388,548
Common shares outstanding	201,864,367	262,720,647
Net asset value (“NAV”) per common share outstanding	$15.91	$15.58
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,018,644	$2,627,206
Paid-in-surplus	2,777,995,032	3,508,816,883
Total distributable earnings	431,259,178	581,944,459
Net assets applicable to common shares	$3,211,272,854	$4,093,388,548
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2019

	NAD	NEA
Investment Income	$210,092,484	$268,307,419
Expenses
Management fees	27,503,919	34,715,769
Interest expense and amortization of offering costs	40,834,254	46,377,750
Liquidity fees	5,043,148	10,141,047
Remarketing fees	640,778	1,311,083
Custodian fees	473,696	574,094
Trustees fees	145,850	184,905
Professional fees	242,695	324,256
Shareholder reporting expenses	213,921	272,294
Shareholder servicing agent fees	112,059	119,521
Stock exchange listing fees	56,668	73,753
Investor relations expenses	195,853	249,966
Other	183,172	256,529
Total expenses	75,646,013	94,600,967
Net investment income (loss)	134,446,471	173,706,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	1,593,015	1,849,467
Change in net unrealized appreciation (depreciation) of Investments	294,095,381	366,724,900
Net realized and unrealized gain (loss)	295,688,396	368,574,367
Net increase (decrease) in net assets applicable to common shares from operations	$430,134,867	$542,280,819

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NAD		NEA
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Operations
Net investment income (loss)	$134,446,471	$138,877,139	$173,706,452	$179,555,130
Net realized gain (loss) from:
Investments	1,593,015	(6,103,105)	1,849,467	8,500,454
Swaps	—	—	—	1,220,000
Change in net unrealized appreciation (depreciation) of:
Investments	294,095,381	(192,714,707)	366,724,900	(251,685,230)
Swaps	—	—	—	1,158,822
Net increase (decrease) in net assets applicable to common shares
from operations	430,134,867	(59,940,673)	542,280,819	(61,250,824)
Distributions to Common Shareholders
Dividends	(129,596,923)	(139,137,258)	(168,666,655)	(178,160,720)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(129,596,923)	(139,137,258)	(168,666,655)	(178,160,720)
Capital Share Transactions
Cost of shares repurchased and retired	—	(221,079)	—	(675,211)
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	—	(221,079)	—	(675,211)
Net increase (decrease) in net assets applicable to common shares	300,537,944	(199,299,010)	373,614,164	(240,086,755)
Net assets applicable to common shares at the beginning of period	2,910,734,910	3,110,033,920	3,719,774,384	3,959,861,139
Net assets applicable to common shares at the end of period	$3,211,272,854	$2,910,734,910	$4,093,388,548	$3,719,774,384

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2019

	NAD	NEA
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$430,134,867	$542,280,819
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(388,756,454)	(462,558,040)
Proceeds from sales and maturities of investments	417,057,332	513,087,549
Proceeds from (Purchases of) short-term investments, net	(4,000,000)	(28,200,000)
Payment-in-kind distributions	(52,822)	(11,313)
Taxes paid	(23,605)	(62,872)
Amortization (Accretion) of premiums and discounts, net	(6,251,678)	(16,874,306)
Amortization of deferred offering costs	406,009	752,390
(Increase) Decrease in:
Receivable for dividends	57	—
Receivable for interest	(1,030,945)	(650,165)
Receivable for investments sold	(2,579,387)	(39,985,077)
Other assets	128,494	173,838
Increase (Decrease) in:
Payable for interest	102,322	348,633
Payable for investments purchased	(19,329,387)	33,724,072
Payable for offering costs	109,385	95,411
Accrued management fees	112,608	138,289
Accrued Trustees fees	(2,831)	(4,972)
Accrued other expenses	11,719	9,880
Net realized (gain) loss from investments	(1,593,015)	(1,849,467)
Change in net unrealized appreciation (depreciation) of investments	(294,095,381)	(366,724,900)
Net cash provided by (used in) operating activities	130,347,288	173,689,769
Cash Flows from Financing Activities:
Proceeds from AMTP Shares issued, at liquidation preference	545,500,000	—
(Payments for) VMTP Shares redeemed, at liquidation preference	(545,500,000)	—
(Payments for) deferred offering cost	(470,000)	(1,540,000)
(Repayments of) floating rate obligations	(7,505,000)	(9,750,000)
Increase (Decrease) in cash overdraft	2,368,319	4,061,760
Cash distributions paid to common shareholders	(129,555,745)	(168,657,393)
Net cash provided by (used in) financing activities	(135,162,426)	(175,885,633)
Net Increase (Decrease) in Cash	(4,815,138)	(2,195,864)
Cash at the beginning of period	4,815,138	2,195,864
Cash at the end of period	$—	$—

Supplemental Disclosure of Cash Flow Information	NAD	NEA
Cash paid for interest (excluding amortization of offering costs)	$40,728,112	$45,802,686

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		per
	Common	Investment	Realized/		Net	lated Net		Share			Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired		NAV	Price
NAD
Year Ended 10/31:
2019	$14.42	$0.67	$1.46	$2.13	$(0.64)	$—	$(0.64)	$—		$15.91	$14.42
2018	15.41	0.69	(0.99)	(0.30)	(0.69)	—	(0.69)	—	*	14.42	12.41
2017	15.75	0.73	(0.29)	0.44	(0.78)	—	(0.78)	—		15.41	13.86
2016	15.44	0.71	0.45	1.16	(0.85)	—	(0.85)	—		15.75	14.19
2015	15.64	0.84	(0.17)	0.67	(0.87)	—	(0.87)	—		15.44	14.05

NEA
Year Ended 10/31:
2019	14.16	0.66	1.40	2.06	(0.64)	—	(0.64)	—		15.58	14.20
2018	15.07	0.68	(0.91)	(0.23)	(0.68)	—	(0.68)	—	*	14.16	12.13
2017	15.36	0.71	(0.26)	0.45	(0.74)	—	(0.74)	—		15.07	13.57
2016	14.82	0.72	0.58	1.30	(0.76)	—	(0.76)	—		15.36	13.75
2015	15.13	0.77	(0.28)	0.49	(0.80)	—	(0.80)	—		14.82	13.26

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	Income (Loss)	Rate(d)
15.03%	21.78%	$3,211,273	2.45%	4.35%	8%
(2.03)	(5.69)	2,910,735	2.34	4.57	20
3.01	3.26	3,110,034	1.95	4.84	18
7.54	6.88	3,179,168	1.90	4.64	11
4.43	5.57	606,607	1.41	5.41	15
14.81	22.78	4,093,389	2.40	4.41	8
(1.62)	(5.84)	3,719,774	2.29	4.63	11
3.16	4.21	3,959,861	1.94	4.80	15
8.84	9.33	4,037,193	1.77	4.59	12
3.38	2.30	1,168,847	1.46	5.16	18

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAD		NEA
Year Ended 10/31:		Year Ended 10/31:
2019	1.50%	2019	1.47%
2018	1.39	2018	1.35
2017	1.00	2017	1.00
2016	0.90	2016	0.78
2015	0.47	2015	0.50

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
									AMTP, MFP,
									VMTP and/or
									VRDP Shares
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		of Period
		Asset		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)	Share	(000)	Share(a)	(000)	Share	(000)	Share	Preference
NAD
Year Ended 10/31:
2019	$545,500	$279,954	$607,000	$279,954	$—	$—	$632,000	$279,954	$2.80
2018	—	—	607,000	263,112	545,500	263,112	632,000	263,112	2.63
2017	—	—	—	—	952,500	296,279	632,000	296,279	2.96
2016	—	—	—	—	952,500	300,642	632,000	300,642	3.01
2015	—	—	—	—	265,000	328,908	—	—	—

NEA
Year Ended 10/31:
2019	—	—	958,000	282,066	—	—	1,290,300	282,066	2.82
2018	—	—	958,000	265,448	—	—	1,290,300	265,448	2.65
2017	—	—	—	—	773,000	291,919	1,290,300	291,919	2.92
2016	—	—	—	—	773,000	295,667	1,290,300	295,667	2.96
2015	—	—	—	—	151,000	333,349	349,900	333,349	3.33

(a)
NEA’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NEA’s Series D MFP Shares is $2,800.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Quality Municipal Income Fund (NAD)
•	Nuveen AMT-Free Quality Municipal Income Fund (NEA)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
The end of the reporting period for the Funds is October 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2019 (the ”current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During May 2019, the Funds’ Board of Trustees (the “Board”) approved a merger for each Fund included in this report (each a “Merger” and collectively, the “Mergers”). The Mergers are intended to create larger funds with lower operating expenses and increased trading volume on the exchange for common shares. The approved Mergers are as follows:
Target Funds	Acquiring Funds
Nuveen Texas Quality Municipal Income Fund (NTX)	NAD
Nuveen North Carolina Quality Municipal Income Fund (NNC)	NEA
The Merger of NNC into NEA was approved by shareholders of the Target Funds at a special meeting during October 2019, and was completed before the opening of business on November 18, 2019 (subsequent to the close of this reporting period).
The Merger of NTX into NAD is subject to customary conditions, including shareholder approval at annual shareholder meetings.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Notes to Financial Statements (continued)
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and record at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication of ASU 2017-08, if any.
Fair Value Measurement Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ Investments in securities are recorded at their estimated value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NAD	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$5,006,320,543	$—	$5,006,320,543
Investment Companies	549,833	—	—	549,833
Short-Term Investments:
Municipal Bonds*	—	4,000,000	—	4,000,000
Total	$549,833	$5,010,320,543	$—	$5,010,870,376

NEA
Long-Term Investments:
Municipal Bonds*	$—	$6,347,401,357	$—	$6,347,401,357
Short-Term Investments:
Municipal Bonds*	—	28,200,000	—	28,200,000
Total	$—	$6,375,601,357	$—	$6,375,601,357
* Refer to the Fund’s Portfolio of Investments for state classifications.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the

Notes to Financial Statements (continued)
Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$80,270,000	$94,660,000
Floating rate obligations: externally-deposited Inverse Floaters	49,340,000	109,195,000
Total	$129,610,000	$203,855,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$85,297,836	$95,395,616
Average annual interest rate and fees	2.11%	2.06%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NAD had outstanding borrowings under such liquidity facilities in the amount of $1,190,000 which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities as well as $227,997 under such liquidity facilities related to certain externally-deposited Inverse Floaters. There were no loans outstanding under such facilities for NEA as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$53,840,000	$84,145,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	38,265,000	102,540,000
Total	$92,105,000	$186,685,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NAD	NEA
Purchases	$388,756,454	$462,558,040
Sales and maturities	417,057,332	513,087,549
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	NAD	NEA
Outstanding when-issued/delayed delivery purchase commitments	$5,830,907	$27,259,200
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
	NAD		NEA
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Common shares:
Repurchased and retired	—	(17,900)	—	(55,700)
Weighted average common share:
Price per share repurchased and retired	—	$12.33	—	$12.10
Discount per share repurchased and retired	—	14.96%	—	14.89%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NAD has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, NAD had $545,071,696 of AMTP Shares at liquidation preference, net of deferred offering costs. Further details of NAD’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2028	3,370	$337,000,000
	2028-1	2,085	$208,500,000

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAD	360-day	2028	December 1, 2028*	November 30, 2019
	360-day	2028-1	December 1, 2028*	November 30, 2019
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NAD*
Average liquidation preference of AMTP Shares outstanding	545,500,000
Annualized dividend rate	2.44%

* For the period December 13, 2018 (first issuance of shares) through October 31, 2019.
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
NAD incurred offering costs of $470,000 in connection with its offering of AMTP Shares, which were recorded as deferred charges and are amortized over the life of the shares. These offering costs are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NEA’s Series D) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•     Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•     Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

Notes to Financial Statements (continued)
•     Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NEA incurred offering costs of $1,540,000 in connection with its offering of MFP Shares, which were recorded as a deferred charges and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NEA’s redemption of MFP shares, deferred costs of $122,524 were expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.
As of the end of the reporting period, NAD and NEA had $606,665,990 and $955,878,372 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NAD	A	6,070	$607,000,000	1/03/28	VRM	1/03/28*

NEA	A	1,850	$185,000,000	2/03/48	VRM	2/03/48*
	B	3,350	335,000,000	3/02/28	VRM	3/02/28*
	C	2,380	238,000,000	3/02/28	VRM	3/02/28*
	D	200,000	200,000,000	3/01/29	VRRM	N/A

* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NAD	NEA
Average liquidation preference of MFP Shares outstanding	$607,000,000	$958,000,000
Annualized dividend rate	2.39%	2.37%

Variable Rate MuniFund Term Preferred Shares
The following Fund had issued and had outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
On December 13, 2018, NAD redeemed all of its outstanding Series 2019 and Series 2019-1 VMTP Shares. The Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of AMTP Shares (as described above in Adjustable Rate MuniFund Term Preferred Shares).

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NAD*
Average liquidation preference of VMTP Shares outstanding	$545,500,000
Annualized dividend rate	2.64%
* For the period November 1, 2018 through December 12, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s initial offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP“) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares
The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAD and NEA had $629,864,721 and $1,283,317,135 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NAD	1	2,368	0.10%	$236,800,000	September 11, 2026
	2	2,675	0.10	267,500,000	September 11, 2026
	3	1,277	0.10	127,700,000	September 11, 2026

NEA	1	2,190	0.10%	$219,000,000	June 1, 2040
	2	1,309	0.08	130,900,000	December 1, 2040
	3	3,509	0.05	350,900,000	March 1, 2040
	4	4,895	0.10	489,500,000	September 11, 2026
	5	1,000	0.10	100,000,000	October 1, 2046
* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

Notes to Financial Statements (continued)
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$632,000,000	$1,290,300,000
Annualized dividend rate	1.69%	1.62%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:
		Year Ended
		October 31, 2019
NAD	Series	Shares	Amount
AMTP Shares issued	2028	3,370	$337,000,000
	2028-1	2,085	208,500,000
Net increase (decrease)		5,455	$545,500,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:
		Year Ended
		October 31, 2018
NAD	Series	Shares	Amount
MFP Shares issued	A	6,070	$607,000,000
		Year Ended
		October 31, 2019
NEA	Series	Shares	Amount
MFP Shares issued	D	200,000	$ 200,000,000
MFP Shares redeemed	B	(2,000)	(200,000,000)
Net increase (decrease)		198,000	$ —
		Year Ended
		October 31, 2018
NEA	Series	Shares	Amount
MFP Shares issued	A	1,850	$185,000,000
	B	5,350	535,000,000
	C	2,380	238,000,000
Net increase (decrease)		9,580	$958,000,000

Transactions VMTP Shares for the Funds, where applicable, were as follows:
		Year Ended
		October 31, 2019
NAD	Series	Shares	Amount
VMTP Shares redeemed	2019	(3,370)	$(337,000,000)
	2019-1	(2,085)	(208,500,000)
Net increase (decrease)		(5,455)	$(545,500,000)

	Year Ended
	October 31, 2018
NAD	Series	Shares	Amount
VMTP Shares redeemed	2018	(4,070)	$(407,000,000)
	Year Ended
	October 31, 2018
NEA	Series	Shares	Amount
VMTP Shares redeemed	2019	(2,380)	$(238,000,000)
	2018	(5,350)	(535,000,000)
Net increase (decrease)		(7,730)	$(773,000,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.
	NAD	NEA
Tax cost of investments	$4,455,433,361	$5,640,500,567
Gross unrealized:
Appreciation	$482,775,681	$642,722,313
Depreciation	(7,607,670)	(2,282,355)
Net unrealized appreciation (depreciation) of investments	$475,168,011	$640,439,958

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, distribution reallocations and taxable market discount resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2019, the Funds’ tax year end, were as follows:
	NAD	NEA
Undistributed net tax-exempt income[1]	$5,990,349	$8,561,503
Undistributed net ordinary income[2]	720,895	91,755
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2019, and paid on November 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds’ tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	NAD	NEA
Distributions from net tax-exempt income[3]	$167,683,147	$210,049,046
Distributions from net ordinary income[2]	688,426	2,274,731
Distributions from net long-term capital gains	—	—
2018	NAD	NEA
Distributions from net tax-exempt income	$173,386,092	$217,103,284
Distributions from net ordinary income[2]	951,380	1,182,494
Distributions from net long-term capital gains	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2019, as Exempt Interest Dividends.

As of October 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NAD[4]	NEA[4]
Not subject to expiration:
Short-term	$28,637,706	24,735,519
Long-term	10,136,511	28,357,683
Total	$38,774,217	$53,093,202

[4] A portion of NAD’s and NEA’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2019, the Funds utilized capital loss carryforwards as follows:
	NAD	NEA
Utilized capital loss carryforwards	$1,025,793	$1,089,151

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2019, the complex-level fee for each Fund was 0.1566%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	NAD	NEA
Purchases	$2,126,800	$10,351,658
Sales	15,443,930	4,381,871

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:
	NAD	NEA
Maximum outstanding balance	$11,764,511	$16,918,764

During the Funds’ utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NAD	NEA
Utilization period (days outstanding)	2	2
Average daily balance outstanding	$11,764,511	$16,918,764
Average annual interest rate	3.50%	3.50%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Fund Merger
As noted in Note 1 – General Information, Fund Merger, before the opening of business on November 18, 2019 NNC merged into NEA.
Upon the closing of the Mergers, NNC transferred its assets to NEA in exchange for common and preferred shares of NEA and the assumption by NEA of the liabilities of NNC. NNC was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NNC became shareholders of NEA. Holders of common shares of NNC received newly issued common shares of NEA, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NNC held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of NNC received on a one-for-one basis newly issued preferred shares of NEA, in exchange for preferred shares of NNC held immediately prior to the Merger.
Adjustable Rate MuniFund Term Preferred Shares
On November 18, 2019, NEA issued 1,435 Series 2028 AMTP Shares in connection with the Merger of NNC into NEA.

Additional Fund
Information (Unaudited)
Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NAD	NEA
Common shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the under- lying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
NAD and NEA Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 80%/20% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the perform- ance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and
Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management
Agreement Approval Process (Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.  Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•     Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•     Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•     Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•     Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•     Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•     Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•     Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;
•     Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and
•     with respect specifically to closed-end funds, such initiatives also included:
••    Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;
••    Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;
••    Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
••    Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.  The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile for the three-year period and second quartile for the five-year period. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one-year period, the Fund outperformed its blended benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Quality Municipal Income Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the second quartile for the three-year period and third quartile for the five-year period. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one-year period, the Fund outperformed its blended benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C.  Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members noted that each Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	159
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010-2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (since 1994);
formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust
Japan Board (2004-2007), Northern Trust Securities Inc. Board
(2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	159
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe
College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	159
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance, School
of Business at the University of Connecticut (2003-2006); previously, Senior
Vice President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of solutions	159
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions; formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President, One Point
Services at One Point Communications (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of
Zenith Electronics Corporation.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council, Fordham University (2010-	159
Chicago, IL 6o6o6		Class II	2018); and previously was a Director of The Curran Center for Catholic
American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014):
formerly, Chairman of the Board of Trustees of Marian University (2010
as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of
ABN AMRO N.V. North America, and Global Head of its Financial
Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-
the Americas (2006-2007), CEO of Wholesale Banking North America and
Global Head of Foreign Exchange and Futures Markets (2001-2006), and
Regional Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for
1947			Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	159
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	159
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public Authority
Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	159
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	157
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions	159
Chicago, IL 6o6o6		Class III	(since 2017), and, Co-Chief Executive Officer (since 2015), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive
Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice
President of Nuveen Fund Advisors, LLC (Executive Vice President
2011-2015); President (since 2017), Nuveen Alternative Investments, LLC;
Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered
Chicago, IL 6o6o6	and Treasurer		Financial Analyst.

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen
1963			(since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing
1974			Director (since 2017), formerly, Vice President (2010-2017) of Nuveen;
333 W. Wacker Drive	Vice President	2019	Head of Investment Oversight (since 2017), formerly, Team Leader of
Chicago, IL 6o6o6			Manager Oversight (2015-2017); Chartered Financial Analyst and
Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since
1963			May 2019); Senior Managing Director (since May 2019) of Nuveen Fund
8500 Andrew Carnegie Blvd.	Vice President	2019	Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth
Charlotte, NC 28262			& Investment Management Division, Wells Fargo Bank (NA) (from
2013-2019).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(2016-2017) and Managing Director and Assistant Secretary (2008-2016);
Chicago, IL 6o6o6	Secretary		Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of
Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017),
Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund
Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing
Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing
Director (since 2017), Secretary (since 2016) and Associate General Counsel
(since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice
President (2016-2017) and Managing Director and Assistant Secretary
(2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016)
of Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly,
Assistant Secretary, of NWQ Investment Management Company, LLC,
Symphony Asset Management LLC, Santa Barbara Asset Management, LLC
and Winslow Capital Management, LLC (since 2010). Senior Managing Director
(since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019);
8500 Andrew Carnegie Blvd.	Vice President	2019	Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment
Charlotte, NC 28262			Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund
Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and
333 W. Wacker Drive	Vice President	2018	Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly,
Chicago, IL 60606			Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen,
has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from
1967			2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments,
333 W. Wacker Drive	Vice President	2017	LLC; Executive Vice President (since 2017), formerly, Managing Director
Chicago, IL 6o6o6			(2015-2017), of Nuveen Securities, LLC; formerly, Managing Director
(2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities,
1971	Vice President		LLC; Managing Director (since 2017), formerly, Senior Vice President
333 W. Wacker Drive	and Assistant	2008	(2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016)
Chicago, IL 6o6o6	Secretary		of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior
Vice President (2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017)
1975			and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal
730 Third Avenue			Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the
New York, NY 10017			TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund
Administration (2014-2015); has held various positions with TIAA since 2006.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President and Assistant Secretary of Nuveen Fund
333 W. Wacker Drive	and Assistant	2008	Advisors, LLC (since 2019); Vice President (since 2010) and Associate
Chicago, IL 60606	Secretary		General Counsel (since 2016), formerly, Assistant General Counsel
(2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities,
1956	Vice President		LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of
333 W. Wacker Drive	Secretary	1988	Nuveen Investments, Inc.; Managing Director (since 2002), Assistant
Chicago, IL 60606			Secretary (since 1997) and Co-General Counsel (since |2011) of Nuveen Fund
Advisors, LLC; Managing Director, Assistant Secretary and Associate General
Counsel of Nuveen Asset Management, LLC (since 2011); Vice President
(since 2017), formerly, Managing Director (2003-2017) and Assistant
Secretary (since 2003) of Symphony Asset Management LLC; Managing
Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management,
LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-B-1019D 1032018-INV-Y-12/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2019	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2019	$ 0	$ 0	$ 0	$ 0
October 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.)  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$9.22 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$122 million

*	Assets are as of October 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION
As of the most recently completed fiscal year end, portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NAD SECURITIES AS OF OCTOBER 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 8, 2020